As filed with the Securities and Exchange Commission on December 1, 2000.


                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant       [X]
Filed by a Party other than the Registrant        [ ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement                                               [  ]  Confidential, for Use of
[X]  Definitive Proxy Statement                                                      the Commission Only
[ ]  Definitive Additional Materials                                                 (as permitted by
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12                   Rule 14a-6(e)(2))


                           PROGRAMMER'S PARADISE, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[  ]  No fee required.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
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


                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

                                   -----------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         to be held on December 21, 2000


TO OUR STOCKHOLDERS:

         NOTICE IS  HEREBY  GIVEN  that a Special  Meeting  of  Stockholders  of
Programmer's Paradise, Inc. will be held at the offices of Dechert, 30 Rockefeller Plaza, 23rd Floor, New York, New York, on Thursday, December 21, 2000, at 8:00 a.m., local time, for the following purposes:

         1. To consider and vote upon a proposal to approve the Agreement for the Sale and Purchase of Shares, between the Company and P.C. Ware Information Technologies AG, pursuant to which the Company's European subsidiaries would be sold to P.C. Ware and which sale, under Section 271 of the Delaware General Corporation Law, may be construed as constituting a sale of substantially all of the Company's property and assets. The European subsidiaries are in the business of distributing computer software and software license management services to programmers in Europe; and

         2. To consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed November 17, 2000 as the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. A complete list of stockholders is open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, at the Company's headquarters, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey.

                                      By Order of the Board of Directors,


                                      William H. Willett
                                      Chairman and Chief Executive Officer

Dated: December 1, 2000



Your vote is important. You are urged to fill in, sign, date and mail the enclosed proxy. If you attend the Special Meeting and vote in person, the proxy will not be used. If the proxy is mailed in the United States in the enclosed envelope, no postage is required. The prompt return of your proxy will save the expense involved in further communication.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION ..................................................................1
     Time, Date and Place......................................................1
     Purpose of the Special Meeting............................................1
     Vote Required; Proxies....................................................2

PROPOSAL TO APPROVE THE AGREEMENT FOR THE SALE AND PURCHASE
OF SHARES AND THE COMPANY'S SALE OF ITS EUROPEAN SUBSIDIARIES..................2
     General...................................................................2
     Background and Principal Reasons for the Proposed Sale....................2
     Recommendation of the Board of Directors..................................3
     Opinion of Financial Advisor..............................................3
     Description of the Agreement for the Sale and Purchase of Shares..........4
     Net Proceeds From the Proposed Sale; Ongoing Corporate Operations.........8
     Accounting Treatment......................................................8
     Federal Income Tax Consequences of the Proposed Sale......................8
     Stockholder Approval......................................................8
     Rights of Dissenting Stockholders.........................................8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................9

SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION.............................10
     Balance Sheet  ..........................................................11
     Statements of Operations.................................................12


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................13

OTHER MATTERS ................................................................14



ANNEX I     Agreement for the Sale and Purchase of Shares
ANNEX II    Fairness Opinion

                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

                               ------------------

                                 PROXY STATEMENT
                     for the Special Meeting of Stockholders
                         to be held on December 21, 2000
                               ------------------


                                                                December 1, 2000

TO OUR STOCKHOLDERS:


                                  INTRODUCTION


Time, Date and Place

         This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of Stockholders (and any adjournments or postponements thereof) to be held at the offices of Dechert, 30 Rockefeller Plaza, 23rd Floor, New York, New York, on Thursday, December 21, 2000 at 8:00 a.m., local time. The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent to the stockholders is December 1, 2000.

         All holders of record of the Company's Common Stock at the close of business on November 17, 2000, are entitled to vote at the meeting and their presence is desired. Each outstanding share of Common Stock as of such date is entitled to one vote. At the close of business on November 17, 2000, 5,210,125 shares of Common Stock were outstanding.

         If you cannot be present in person at the Special Meeting, the Board of Directors of the Company requests that you execute and return the enclosed proxy as soon as possible. The person who signs the proxy must be either (i) the registered stockholder of such shares of Common Stock or (ii) a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity on behalf of such registered Stockholder. You can, of course, revoke a proxy at any time before it is voted, if so desired, by filing with the Secretary of the Company an instrument revoking the proxy or by returning a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Any such filing should be sent to Programmer's Paradise, Inc., 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702; Attention: Secretary.
Attendance at the Special Meeting will not by itself constitute revocation of a proxy.


Purpose of the Special Meeting

         On December 1, 2000, the Company entered into an Agreement for the Sale and Purchase of Shares, dated as of December 1, 2000, with P.C. Ware Information Technologies AG, a German corporation, pursuant to which the Company has agreed to sell to P.C. Ware all of the issued and outstanding capital stock of the Company's European subsidiaries, ISP*D International Software Partners GmbH, InTeCo - Entwicklungsgesellschaft fur Informationstechnologie und Communication mbH, Logicsoft Holding B.V., Logicsoft Group Nederland B.V., Euro Soft B.V.,
ISP*A Software Partners GmbH, Logicsoft Group France S.A.S., Logicsoft Group Italia S.r.l., Programmer's Paradise Italia S.r.l., International Software Partners Italia S.r.l., Systematika Ltd., Internet Paradise Ltd., Programmer's Paradise UK Ltd., ISP*UK Ltd., International Software Partners UK Limited, System Science Ltd., "C" Science Ltd., and Logicsoft Group (UK) Ltd. The Company is retaining its equity investment in Healy-Hudson AG and Programmer's Paradise France S.A.R.L.

         Under Delaware law, the sale of the European subsidiaries by the Company might be deemed a sale of substantially all of the Company's assets requiring stockholder approval. To remove any doubt, the Company's Board of Directors has called a Special Meeting of Stockholders so that the Company's stockholders may consider and vote upon the proposal to approve the Agreement for the Sale and Purchase of Shares and the sale by the Company of its European subsidiaries. Pursuant to the Delaware General Corporation Law, holders of shares of the Company's voting securities will not be entitled to rights of appraisal in connection with the sale of the European subsidiaries pursuant to the Agreement for the Sale and Purchase of Shares.

         Stockholders may also consider and vote upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.


Vote Required; Proxies

         The presence in person or by proxy of a majority of the shares of Common Stock outstanding and entitled to vote as of November 17, 2000 is required for a quorum at the Special Meeting. If a quorum is present, the affirmative vote of the holders of a majority of the outstanding Common Stock of the Company entitled to vote is required for approval. As a result, abstention votes will have the effect of a vote against the sale proposal.

         Shares of Common Stock which are represented by properly executed proxies, unless such proxies shall have previously been properly revoked, will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted (1) FOR the proposal to approve the Agreement for the Sale and Purchase of Shares and the sale by the Company of its European subsidiaries; and (2) in the discretion of the persons named in the proxies, as proxy appointees, as to any other matter that may properly come before the Special Meeting.

         If you are a participant in the Company's 401(k) Savings Plan, your proxy represents the number of shares in your plan account as well as other shares registered in your name. For those shares in your plan account, the proxy will serve as a voting instruction for the trustee of the plan. If voting instructions are not received by the trustee for shares in your plan account, the trustee will not be able to vote those shares on your behalf.

         Shares held by brokers may not be voted on the sale proposal absent stockholder instructions.


      PROPOSAL TO APPROVE THE AGREEMENT FOR THE SALE AND PURCHASE OF SHARES
               AND THE COMPANY'S SALE OF ITS EUROPEAN SUBSIDIARIES


General

         At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon the approval of the Agreement for the Sale and Purchase of Shares, dated as of December 1, 2000, between the Company and P.C. Ware, which provides for the sale by the Company to P.C. Ware of all of the outstanding capital stock of the Company's European subsidiaries for a purchase price in cash of Euro 14,500,000. The terms of the agreement are summarized below under the caption "Description of the Agreement for the Sale and Purchase of Shares."


Background and Principal Reasons for the Proposed Sale

         On August 2, 2000, the Company and P.C. Ware executed a letter of intent in Leipzig, Germany and issued a press release as to the sale of the Company's European subsidiaries to P.C. Ware for Euro 14,500,000. On December 1, 2000, the Company and P.C. Ware executed the Agreement for the Sale and Purchase of Shares. The sale, which is subject to several customary conditions, including the approval of the stockholders of the Company, is scheduled to close as soon as practicable after December 21, 2000.

         The Company believes that it can increase its profits and long-term prospects by investing the net proceeds in expansion of its U.S. business or by acquisition of related businesses. The Company has no present plans or proposals with respect to the use of net proceeds.


Recommendation of the Board of Directors

         The Board of Directors of the Company has unanimously concluded that the sale of the European subsidiaries is in the best interests of the Company and its stockholders and that the terms and conditions contained in the Agreement for the Sale and Purchase of Shares are fair to, and in the best interests of, the Company and its stockholders.

         In arriving at its conclusion, the Board of Directors considered a number of factors, including those noted immediately below, which were determined by the Board to favor a decision to approve the consummation of the proposed sale:

         o     The price and terms of the proposed sale;

         o The current financial condition of and future prospects for the Company;

         o The opportunity to use the cash proceeds of the proposed sale to strengthen the Company's financial position and to pursue more aggressively the Company's remaining business;

         o The opportunity to realize immediate value for the stockholders of the Company; and

         o The written opinion of C.E. Unterberg, Towbin to the effect that, based on its review and analysis and subject to the assumptions and limitations set forth therein, the terms of the proposed sale are fair to the Company from a financial point of view.

         In view of the variety of factors considered, the Board of Directors did not assign relative weights to the factors listed above or determine that any factor was of particular importance. Rather, the Board viewed its recommendations as being based on the totality of the information presented. Also, the Board relied on the experience and expertise of C.E. Unterberg, Towbin, its financial advisor, for analysis of the financial terms of the transaction. In considering all the factors described above, individual members of the Board may have given different weight to different factors. The Board considered all these factors as a whole to be favorable to the Company and to support its determination to approve the transaction and recommend it to the Company's stockholders.

         The Board of Directors of the Company unanimously recommends that you vote FOR the proposal to approve the Agreement for the Sale and Purchase of Shares and the sale of the Company's European subsidiaries. Your approval of the sale proposal will authorize the Company to make future amendments or modifications to the terms and conditions of the transaction, provided such amendments do not materially reduce the net proceeds that the Company will receive from the sale.


Opinion of Financial Advisor

         C.E. Unterberg, Towbin has acted as the Company's financial advisor in connection with the transaction. On December 1, 2000, Unterberg, Towbin delivered to the Board of Directors of the Company its written opinion (the "CEUT Opinion") that as of that date and based upon and subject to the factors, procedures and assumptions set forth in the CEUT Opinion, the purchase price to be paid to the Company as provided in the Agreement for the Sale and Purchase of Shares is fair, from a financial point of view, to the Company.

         The full text of the CEUT Opinion is attached as Annex II to this Proxy Statement. Stockholders are urged to read the CEUT Opinion in its entirety for assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at such opinion. The CEUT Opinion was directed to the Board of

Directors and is limited to the fairness to the Company of the purchase price to be received by the Company from a financial point of view. The CEUT Opinion does not address the merits of the underlying decision by the Company to engage in the transaction or other business strategies considered by the Board of Directors. The CEUT Opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote at the Special meeting. Finally, C.E. Unterberg, Towbin's opinion does not constitute an opinion or imply a conclusion as to the current price per share of the Company's common stock or the price at which the Company's common stock will trade at any future time.

         The Company imposed no restrictions or limitations on C.E. Unterberg, Towbin with respect to the investigations made or the procedure followed by C.E. Unterberg, Towbin in rendering its opinion. In arriving at its opinion, C.E. Unterberg, Towbin reviewed the Agreement for the Sale and Purchase of Shares, dated as of December 1, 2000 and the related schedules and exhibits. C.E. Unterberg, Towbin also reviewed financial and other information that was publicly available. The Company provided C.E. Unterberg, Towbin certain internal financial statements and other financial information and forecasts for the European subsidiaries prepared by the Company's management. In addition, C.E. Unterberg, Towbin compared certain financial and securities data of the Company and the European subsidiaries with similar information for certain other companies whose securities are publicly traded, reviewed the financial terms, to the extent publicly available, of certain comparable recent business combinations of computer hardware and software resellers, and conducted such other analyses and considered such other factors as C.E. Unterberg, Towbin deemed appropriate for the purpose of rendering its opinion, as reflected in the CEUT Opinion.

         In rendering its opinion, C.E. Unterberg Towbin assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information it reviewed or received or discussed with the Company's management. C.E. Unterberg, Towbin assumed, with the Board of Directors' consent, that the financial projections supplied to it (and the assumptions and bases therefor) were reasonably prepared in good faith and on a basis reflecting the best currently available estimates, assumptions and judgments of the management of the Company as to the future financial condition and performance of the Company and the European subsidiaries. In addition, C.E. Unterberg, Towbin assumed, in addition to such other matters described in the CEUT Opinion, without independent verification, that (i) the representations and warranties of the parties in the Agreement for the Sale and Purchase of Shares were true and correct as of the date of the Agreement for the Sale and Purchase of Shares, (ii) the transactions described herein will have the tax, accounting and legal effects contemplated in the Agreement for the Sale and Purchase of Shares, (iii) there has been no material change in the assets, financial condition, business and prospects of the Company or the European subsidiaries since the date of the most recent financial statements made available to it,
(iv) the historical financial statements of each of the Company and the European subsidiaries were prepared and fairly presented in accordance with generally accepted accounting principles consistently applied, and (v) all conditions to the consummation of the transactions described herein will be fulfilled and consummated in a timely manner. C.E. Unterberg, Towbin has not made an independent evaluation or appraisal of the assets and liabilities of the European subsidiaries and has not been furnished with any such evaluation or appraisal.

         C.E. Unterberg, Towbin's opinion is necessarily based on economic, market and other conditions as in effect on, and on the information made available to C.E. Unterberg, Towbin as of, the date of the CEUT Opinion, and C.E. Unterberg, Towbin assumed no responsibility to update or revise its opinion based upon circumstances or events occurring after that date. It should be understood that subsequent developments could affect the conclusions expressed in C.E. Unterberg, Towbin's opinion. In conducting its analysis and arriving at such opinion, Unterberg, Towbin assumed, with the consent of the Company, that the transaction would be consummated on the terms described in the Agreement for the Sale and Purchase of Shares, without any modification, amendment or waiver of any material terms or conditions thereof. In connection with the financial advice rendered and the delivery of a final written opinion, the Company will pay C.E. Unterberg Towbin a fee of $200,000. In addition, the Company has agreed to reimburse C.E. Unterberg, Towbin for its reasonable expenses, including fees and expenses of its counsel, and to indemnify C.E. Unterberg, Towbin and its affiliates against certain liabilities and expenses related to their engagement, including liabilities under the federal securities laws.

         C.E. Unterberg, Towbin is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, financing and financial advisory services. In the ordinary course of its trading, brokerage and financing activities, C.E. Unterberg, Towbin or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers, in debt or equity securities or senior loans of the Company.


Description of the Agreement for the Sale and Purchase of Shares

General
-------

         The following is a brief summary of certain provisions of the Agreement for the Sale and Purchase of Shares. This summary does not provide a complete description of all of the terms and conditions of the Agreement for the Sale and Purchase of Shares. It is qualified in its entirety by reference to the Agreement for the Sale and Purchase of Shares, a copy of which (without schedules or exhibits) is attached to this Proxy Statement as Annex I. You are urged to read Annex I in its entirety.

Sale of European Subsidiaries
-----------------------------

         The Agreement for the Sale and Purchase of Shares provides for the sale by the Company of all of the outstanding capital stock of its European subsidiaries (ISP*D International Software Partners GmbH, InTeCo - Entwicklungsgesellschaft fur Informationstechnologie und Communication mbH, Logicsoft Holding B.V., Logicsoft Group Nederland B.V., Euro Soft B.V., ISP*A Software Partners GmbH, Logicsoft Group France S.A.S., Logicsoft Group Italia S.r.l., Programmer's Paradise Italia S.r.l., International Software Partners Italia S.r.l., Systematika Ltd., Internet Paradise Ltd., Programmer's Paradise UK Ltd., ISP*UK Ltd., International Software Partners UK Limited, System Science Ltd., "C" Science Ltd., and Logicsoft Group (UK) Ltd.) to P.C. Ware. The Company is retaining its equity investment in Healy-Hudson AG and Programmer's Paradise France S.A.R.L.

The Purchaser
-------------

         P.C. Ware is a specialist service provider and developer of information technology focusing on the software license dealing segment and related services. P.C. Ware provides solutions for the optimization of information technology investment strategies for the public sector and large industrial accounts. P.C. Ware's full-service approach comprises purchasing and license management for software as well as consulting and support services tailored to individual customers. In addition, P.C. Ware develops its own Internet and intranet software solutions.

         P.C. Ware is among the top-three-selling Microsoft Select partners in Germany and is a market leader in the licensing of standard software for public sector administration.

         In addition to its headquarters in Leipzig, Germany, P.C. Ware also has offices in Berlin, Erfurt, Chemnitz, Kempten in Allgau, Magdeburg, Obertshausen near Frankfurt am Main and Rostock. Business is conducted in P.C. Ware's own premises in Leipzig and Magdeburg.

Purchase Price
--------------

         Upon the terms and subject to the conditions set forth in the Agreement for the Sale and Purchase of Shares, P.C. Ware will purchase from the Company all of the outstanding capital stock of the European subsidiaries for a purchase price in cash of Euro 14,500,000. Of that amount, Euro 725,000 has been delivered to the Company as a down payment on December 1, 2000.

Closing; Conditions to Closing
------------------------------

         It is anticipated that if the Agreement for the Sale and Purchase of Shares and sale by the Company of its European subsidiaries is approved by the stockholders at the Special Meeting, the closing of the sale will take place as soon as practicable after December 21, 2000.

         Pursuant to the Agreement for the Sale and Purchase of Shares, the consummation of the sale is subject to, and conditioned upon, among other things:

         o the representations and warranties of the Company being true and correct as of the closing date;

         o the Company having performed all of their material obligations and agreements under the Agreement for the Sale and Purchase of of Shares; and

         o the Company having obtained all consents, approvals, authorizations and waivers (i) necessary to assure the continuance of the relationships of the European subsidiaries with their existing customers and suppliers and (ii) required for the transfer of the shares of the European subsidiaries to P.C. Ware.

Indemnification
---------------

         If any of the representations or warranties made by the Company in the Agreement for the Sale and Purchase of Shares are not correct, P.C. Ware may request that the Company restore, within reasonable time, but within four weeks of receipt of such request, the situation that would exist had the representation or warranty been correct.

        If the Company does not restore the warranted situation within such time, or if the restoration of such situation is not possible, P.C. Ware will be entitled to money damages only and not rescission or reduction of the purchase price.

         The Company has also agreed to indemnify P.C. Ware and the European subsidiaries against any and all tax liability in excess of the amounts accrued therefor in the Subsidiary's financial statements for (i) taxes assessed against the European subsidiaries with respect to all taxable periods ending on or prior to the closing date or (ii) apportionment of taxes that relate to taxable periods beginning before and ending after the closing date to the extent attributable to the pre-closing portion thereof.

         P.C. Ware will not be entitled to assert any claim for indemnification against the Company in respect of a breach of any representation or warranty until such time as all claims of P.C. Ware for indemnification against the Company exceed Euro 300,000, in which case P.C. Ware will be entitled to claims in an amount up to Euro 7,500,000 in the aggregate; provided, however, that the Company will only be liable for the amount by which all claims exceed Euro 300,000.

        Generally, claims may only be asserted by P.C. Ware within 240 days of the closing date. Claims with respect to representations and warranties of the Company regarding the Company's ownership of the shares of the European subsidiaries and the valid issuance and transfer of such shares may be asserted for a period of two years commencing on the closing date, except that with respect to Logicsoft Group*F such claims may be asserted for a period of six years from the closing date. Generally, claims with respect to tax liability may be asserted for a period equal to the shorter of the statutes of limitation with respect to such liabilities and six years following the closing date.

         On the closing date, the Company is required to deliver to P.C. Ware a letter of credit or a bank guarantee of a first-rate German bank or the German branch office of a first-rate international bank in the amount of Euro 3,275,000. The letter of credit is intended to serve as security for any claims of P.C. Ware arising from breaches of representations and warranties under, as well as any other obligations of Seller arising from, the Agreement for the Sale and Purchase of Shares.

         The letter of credit or bank guarantee will expire 240 days after the closing date insofar as no substantiated claims covered by such letter of credit or bank guarantee have been asserted against the Company within such 240 days. If substantiated claims have been asserted within such 240 days, the letter of credit or bank guarantee will, after the expiration of the 240-day period, remain in effect until such claims have been finally adjudicated, but only in the amount of claims raised.

Representations and Warranties
------------------------------

         The Company has made various representations and warranties to P.C. Ware in the Agreement for the Sale and Purchase of Shares, including, among others, representations and warranties related to: corporate organization and existence; authorization and enforceability; subsidiaries; financial statements and financial condition; title to and condition of assets; public subsidies; insurance; contracts; litigation; taxes, public impositions and contributions; ordinary course of business; permits; guarantees; retirement benefits; customers and suppliers; important executives; employees; employment matters; disclosure; and the capitalization of the European subsidiaries.

Covenant Not to Compete; Confidentiality
----------------------------------------

         The Agreement for the Sale and Purchase of Shares includes a covenant not to compete providing that the Company, for a period of two years following the closing date, shall not, in the territory where the European subsidiaries currently distribute, resell and direct sales of software (Germany, The
Netherlands, Belgium, Luxemburg, France, Austria, Switzerland, England and Wales, Scotland, Northern Ireland and Italy), engage in any activities that intend or might result in any kind of direct or indirect competition with the current business activities of the European subsidiaries.

         The covenant not to compete does not, however, restrict the Company's ability to continue to accept international orders received by the Company via the Company's Internet website that relate to so-called shrink-wrapped products, and to carry out such orders, provided that no existing customers of the European subsidiaries with whom volume licensing agreements have been concluded are serviced. Furthermore, the Company's ability to service customers in the territory, is only subject to the covenant not to compete if the business volume with such customers in the aggregate exceeds Euro 500,000 per year.

         If the Company breaches the covenant not to compete and does not remedy such breach within four weeks after notice of such breach by P.C. Ware, the Company is required to pay P.C. Ware liquidated damages for each individual breach (excluding the notion of a "continued breach") in the amount of Euro 25,000. If one breach extends over a longer period of time, the Company shall pay additional liquidated damages in the amount of Euro 10,000 for each and any additional month of such breach. P.C. Ware's right to assert higher damages, if any, incurred by it or by the European subsidiaries and P.C. Ware's right to seek injunctive relief shall be unaffected.

         The Company has also agreed that for three years from the closing date, the Company shall keep secret and confidential all and any information it possesses relating to the European subsidiaries and their respective businesses.

Transition Services
-------------------

         The Agreement for the Sale and Purchase of Shares provides that from the closing date until December 31, 2001, the Company shall deliver, if and insofar as P.C. Ware so requests, to P.C. Ware or the European subsidiaries goods and services of essentially the same kind as delivered in the past to the European subsidiaries, at a price equal to the Company's own cost, together with reasonable shipping and handling charges.

Termination
-----------

         The Agreement for the Sale and Purchase of Shares may be terminated by:

         o either party if the closing shall not have occurred on or before December 31, provided that such party is not in breach of the any of its material obligations under the Agreement for the Sale and Purchase of Shares and, provided, further, that such termination right may not be exercised until February 16, 2001 in the event that the necessary clearance by all competent competition authorities has not been obtained or the special meeting of stockholders of the Company shall not have occurred prior to December 31, in each case, for reasons beyond the control of the parties; or

         o a non-breaching party if the other party is in material breach of its obligations under the Agreement for the Sale and Purchase of Shares, and such breach cannot be reasonably cured or the breaching party is not taking reasonable efforts to cure such breach.

Governing Law; Venue for Determination of Disputes
--------------------------------------------------

         The Agreement for the Sale and Purchase of Shares is governed by and will be construed in accordance with the internal laws of the Federal Republic of Germany. All disputes arising in connection with the Agreement for the Sale and Purchase of Shares or in view of its validity and which cannot be settled by amicable agreement are required to be finally adjudicated in accordance with the rules of arbitration of the German Institution of Arbitral Jurisdiction (DIS) without recourse to courts of law. The court of arbitration can also finally decide on the validity of the present arbitration agreement. The venue of the court of arbitration is Dusseldorf, Germany.

Net Proceeds From the Proposed Sale; Ongoing Corporate Operations

         If the sale of the Company's European subsidiaries is approved by the Company's stockholders and is thereafter consummated, the Company may be deemed to have disposed of substantially all of its assets under Delaware law. The Board of Directors, however, intends to continue to grow the Company's remaining business. The Company has no present plans or proposals with respect to the use of the net proceeds from the sale, except a general intention to use the net proceeds to expand the Company's U.S. business or for the acquisition of related businesses. See "Summary Unaudited Pro Forma Financial Information."


Accounting Treatment

         The sale of the European subsidiaries will be accounted for as a sale of all of the capital stock of the Company's European subsidiaries in accordance with generally accepted accounting principles. The Company will record a gain or loss for book purposes based upon the net proceeds to be received under the Agreement for the Sale and Purchase of Shares and the book value of the capital stock sold.


Federal Income Tax Consequences of the Proposed Sale

         The following is a summary of certain of the federal income tax consequences to the Company as a result of the sale of the European subsidiaries under the Agreement for the Sale and Purchase of Shares, which summary is believed by the Company to contain a description of all material tax aspects of the sale of the European subsidiaries under the Agreement for the Sale and Purchase of Shares. The consummation of the sale of the capital stock of the European subsidiaries will be a taxable transaction to the Company. The consummation of such sale will not in itself be a taxable event for the stockholders of the Company.


Stockholder Approval

         As of November 17, 2000, the directors and officers, and their spouses and children, of the Company owned approximately 11.8% of the outstanding shares of the Company's Common Stock, and they have indicated that they intend to vote all such shares in favor of the sale of the European subsidiaries.

         Approval at the Special Meeting by the Company's stockholders of the Agreement for the Sale and Purchase of Shares and the transactions contemplated thereby will also authorize the Company, without further stockholder approval and without further solicitation of proxies from stockholders to make future modifications and amendments to the terms and conditions of the sale of the European subsidiaries, provided such amendments do not materially reduce the net proceeds that the Company will receive from the sale. The Company is not currently aware of any such amendments or modifications which are expected to occur. If stockholder approval is not obtained, the Company will terminate the Agreement for the Sale and Purchase of Shares in accordance with its terms and the Company will continue to own and operate the European subsidiaries.


Rights of Dissenting Stockholders

         Pursuant to the Delaware General Corporation Law, holders of shares of the Company's voting securities will not be entitled to rights of appraisal in connection with the sale of the European subsidiaries pursuant to the Agreement for the Sale and Purchase of Shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of November 17, 2000 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding Common Stock of the Company, (ii) the directors and certain officers of the Company and (iii) all directors and officers of the Company as a group. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.


                                                    Shares Beneficially Owned(1)
                                                    ----------------------------

     Name                                               Number      Percentage
     ----                                               ------      ----------

     Edwin Morgens (2)(3)                               187,421        3.6%
     Allan D. Weingarten (2)(4)                          31,062        *
     F. Duffield Meyercord (2)(5)                        46,275        *
     William H. Willett (2)(6)                          229,447        4.2
     Jeffrey Largiader (2)(7)                            68,950        1.3
     All directors and executive officers as a group    671,755       11.8
     (9 persons) (2)(8)
     ROI Capital Management, Inc. (9)                   516,600        9.9
     ROI Partners, L.P. (10)                            292,300        5.6
     Matador Capital Management Corp. (11)              473,600        9.1
     Dimensional Fund Advisors, Inc. (12)               322,900        6.2

------------------------

*    Less than 1%.


(1) To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has "beneficial ownership" with respect to the shares set forth opposite such person's name. The information as to beneficial ownership is based upon statements furnished to the Company by the beneficial owners. For purposes of computing the percentage of outstanding shares held by each person named above, pursuant to the rules of the Securities and Exchange Commission, any security that such person has the right to acquire within 60 days of the date of calculation is deemed to be outstanding, but is not deemed to be outstanding for purposes of computing the percentage ownership of any other person.
(2) The address for each director and executive officer of the Company is c/o Programmer's Paradise, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702.
(3) Includes options to purchase 34,125 shares of Common Stock. Also includes 36,439 shares of Common Stock held by a trust for the benefit of Mr. Morgens' daughter, with respect to which Mr. Morgens disclaims beneficial ownership.
(4)      Includes  options  to  purchase  29,062  shares  of Common  Stock.
(5)      Includes  options  to  purchase  35,025  shares  of Common  Stock.
(6)      Includes  options  to  purchase  215,000  shares of Common  Stock.
(7)      Includes  options  to  purchase  60,950  shares  of Common  Stock.
(8)      Includes options to purchase 487,762 shares of Common Stock.
(9) The address for ROI Capital Management, Inc. is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939. Beneficial ownership information is based upon information set forth in ROI Capital Management's
         Schedule 13G, dated February 11, 2000.

(10) The address for ROI Partners, L.P. is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939. Beneficial ownership information is based upon information set forth in ROI Partners' Schedule 13G, dated February 11, 2000
(11) The address for Matador Capital Management Corp. is 200 1st Avenue North, Suite 203, St. Petersburg, FL 33701. Beneficial ownership information is based upon information set forth in Matador Capital Management's Schedule 13G, dated February 14, 2000.
(12) The address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Beneficial ownership information is based upon information set forth in Dimensional Fund Advisors' Schedule 13G, dated February 11, 2000.


                SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The following summary unaudited Pro Forma Balance Sheet as of September 30, 2000, and the Pro Forma Statements of Operations for the year ended December 31, 1999, and the nine months ended September 30, 2000, are presented to give effect to the sale of the Company's European subsidiaries.

         Historical financial data used to prepare the pro forma financial statements were derived from the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and the unaudited financial statements included in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2000, which are incorporated by reference into this Proxy Statement. See "Incorporation of Certain Documents by Reference." These pro forma financial statements should be read in conjunction with such historical financial statements.

         The pro forma adjustments reflected herein are based on available information and certain assumptions that the Company's management believes are reasonable. Pro forma adjustments made in the Pro Forma Balance Sheet assume that the sale of the European subsidiaries was consummated on September 30, 2000, and do not reflect the impact of the European subsidiaries historical operating results or changes in other balance sheet amounts subsequent to September 30, 2000. The pro forma adjustments related to the Pro Forma Statements of Operations assume that the sale of the European subsidiaries was consummated as of January 1, 1999.

         The Pro Forma Balance Sheet and Pro Forma Statements of Operations are based on assumptions and approximations and, therefore, do not reflect in precise numerical terms the impact of the transaction on the historical financial statements and are subject to change. Such pro forma financial information should not be used as a basis for forecasting the future operations of the Company. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the sale of the European subsidiaries had actually occurred on the indicated dates.

Balance Sheet:
(in thousands)
(unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                      As of September 30, 2000
                                                                      ------------------------
                                                                        Pro Forma Adjustments
-------------------------------------------------------------------------------------------------------------------
                                                                     Assets Sold    Proceeds of    Pro Forma as
                                                        Historical        (3)            Sale         Adjusted
-------------------------------------------------------------------------------------------------------------------

Assets
Current assets:
    Cash and cash equivalents                              $1,281         $(928)      $11,377(4)      $11,730
    Accounts receivable, net                               35,405       (23,069)          -            12,336
    Inventory - finished goods                              6,746        (1,764)          -             4,982
    Prepaid expenses and other current assets               3,197          (934)          -             2,263
    Deferred income taxes                                   1,752          (732)          -             1,020

-------------------------------------------------------------------------------------------------------------------
Total current assets                                       48,381       (27,427)       11,377          32,331

Equipment and leasehold improvements, net                   1,717          (668)          -             1,049
Goodwill, net                                              13,801        (6,374)          -             7,427
Other assets                                                1,213            68           -             1,281
Deferred income taxes                                       1,807          (195)          -             1,612
Intercompany trade receivables                               -           (5,715)        5,715(5)         -

-------------------------------------------------------------------------------------------------------------------
Total assets                                              $66,919      $(40,311)      $17,092         $43,700
----------------------------------------------------------=========================================================

Liabilities & Stockholders' equity Current liabilities:
    Notes payable to bank                                    $803      $   -          $  (803)(4)        -
    Accounts payable and accrued expenses                  31,512       (19,055)         -             12,457
    Other current liabilities                               2,916        (2,760)         -                156

-------------------------------------------------------------------------------------------------------------------
Total current liabilities                                  35,231       (21,815)         (803)         12,613

Intercompany trade payables                                  -           (8,237)        8,237(5)          -

Stockholder's equity:
    Common Stock                                               52           -            -                 52
    Additional paid-in-capital                             35,476       (10,376)       10,376          35,476
    Treasury stock                                         (1,325)          -            -             (1,325)
    Retained earnings                                         262        (2,660)         (718)         (3,116)
    Accumulated other comprehensive loss                   (2,777)        2,777          -               -

-------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                 31,688       (10,259)        9,658          31,087

----------------------------------------------------------=========================================================
Total liabilities & stockholders' equity                  $66,919      $(40,311)      $17,092         $43,700
----------------------------------------------------------=========================================================

Statements of Operations:
(in thousands, except per share amounts)
(unaudited)


----------------------------------------------------------------------------------------------------------------------
                               Nine Months Ended September 30, 2000                Year Ended December 31, 1999
----------------------------------------------------------------------------------------------------------------------
                                            Pro Forma       Pro Forma as                    Pro Forma        Pro Forma
                              Historical   Adjustments        Adjusted       Historical    Adjustments      as Adjusted
----------------------------------------------------------------------------------------------------------------------

Net Sales                       $147,650      $80,919 (1)    $  66,731        $244,139      $163,409 (1)    $ 80,730

Cost of sales                    132,589       74,243 (1)       58,346         218,014       148,574 (1)      69,440
                                ---------     --------       ----------       ---------     ---------       ----------

Gross profit                      15,061        6,676            8,385          26,125        14,835          11,290

Selling, general and
administrative expenses           16,958        8,544 (1)        8,414          24,422        13,996 (1)      10,426

Amortization of goodwill           1,059          126 (1)          933           1,795            48 (1)       1,747
                                ---------     --------       ----------       ---------     ---------       ----------
Income (loss) from                (2,956)      (1,994)            (962)            (92)          791            (883)
operations

Other (expense) income:
    Interest expense                (245)        (245) (2)          -             (408)         (408)(2)         -
    Interest income                  235           94  (1)         141             548           193 (1)         355
    Realized foreign
    exchange gain (loss)              33          (35) (1)          68             -             -               -
    Unrealized foreign
    exchange (loss) gain            (155)        (184) (1)          29             525           192 (1)         333
                                ---------     --------       ----------       ---------     ---------       ----------

Income (loss) before income
taxes                             (3,088)      (2,364)            (724)            573           768            (195)

Income tax provision
(benefit)                           (893)        (615) (1)        (278)          1,302         1,609 (1)        (307)
                                ---------     --------       ----------       ---------     ---------       ----------

Net income (loss)               $ (2,195)    $ (1,749)       $    (446)       $   (729)     $   (841)           $112

Basic net income (loss) per
common share                    $  (0.44)                    $   (0.09)       $  (0.14)                     $   0.02
                                =========                    ==========       =========                     ----------

Diluted net income (loss)
per common share                $  (0.44)                    $   (0.09)      $   (0.14)                     $   0.02
                                =========                    ==========       =========                     ----------

Weighted average common
shares outstanding - Basic         4,983                         4,983           5,100                         5,100
                                =========                    ==========       =========                     ----------

Weighted average common
shares outstanding - Diluted       4,983                         4,983           5,100                         5,100
--------------------------------=========--------------------==========-------==========--------------------==========

The unaudited pro forma financial information as of and for the nine-month period ended September 30, 2000 and for the year ended December 31, 1999, gives effect to the following pro forma adjustments (dollars in thousands):

Statements of Operations:

1. To give retroactive effect to the decrease in revenues, operating expenses, other expenses, other income and income tax provision (benefit) estimated by the Company to be attributable to substantially all operating activities of the European subsidiaries.

2. To reflect a reduction in the Company's interest expense of $142 and $104, for the year ended December 31, 1999 and the nine months ended September 30, 2000 respectively, incurred relating to the revolving line of credit with PNC Bank, National Association, assuming the application of proceeds from the sale of the European subsidiaries to repay the outstanding indebtedness under this facility. The total interest expense of $408 and $245, for the year ended December 31, 1999 and the nine months ended September 30, 2000 respectively, includes $266 and $141 for the same periods from the European subsidiaries.

Balance Sheet:

3. Represents the assets to be sold to and liabilities to be assumed by P.C. Ware, excluding the inter-company account balances described in footnote 5.

4. Represents estimated cash sales price of $12,835 (Euro 14,500 converted at the Euro to U.S. Dollar exchange rate on September 30, 2000 of .8851) less the repayment of $803 of a bank loan less the estimated transaction costs of $655. Such costs include estimated professional fees to be paid by the Company in connection with the sale of the European subsidiaries. The resulting estimated gain (loss) on the sale of the European subsidiaries and estimated transaction costs have not been considered or reflected in the accompanying pro forma statements of operations. In addition, as a condition to the consummation of the sale of the European subsidiaries, the Company was required to enter into a non-competition agreement with and for the benefit of P.C. Ware for a period of two years. No value has been assigned to the non-competition agreement in the Agreement for the Sale and Purchase of Shares or in the pro forma financial information presented above.

5.       Reflects the offset of the  Company's  and the  European  subsidiaries'
         intercompany   receivables   and   payables   of  $5,715  and   $8,237,
         respectively.

6. Sales price will be calculated based upon the foreign exchange rate in effect on the closing date.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents previously filed by the Company (File No. 000-14278) with the SEC pursuant to the Securities Exchange Act of 1934, as amended, are incorporated into this Proxy Statement by reference:

         (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1999, filed on March 29, 2000; and

         (b) TheCompany's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed on November 14, 2000.

         The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the foregoing documents that are incorporated by reference herein. Requests for copies should be directed to Programmer's Paradise, Inc., 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702; Attention: Secretary.

                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters which are to be brought before the Special Meeting. If any other matters should be presented for proper action, it is the intention of the persons named in the proxy, as proxy appointees, to vote in accordance with their discretion pursuant to the terms of the proxy.

         The Company is paying all costs of the solicitation of proxies, including the expenses of printing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and the enclosed proxy. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission, in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Officers or employees of the Company may also solicit proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for such work, other than their normal compensation as such officers or employees.


                                     PROGRAMMER'S PARADISE, INC.


                                     By  William H. Willett
                                         Chairman and Chief Executive Officer



It is important that your proxy be returned promptly. Therefore, if you do not expect to attend the Special Meeting in person, you are urged to fill in, sign, date and return the enclosed proxy.

                                                                         ANNEX I



                  AGREEMENT FOR THE SALE AND PURCHASE OF SHARES


                       Allg. Prot. No.             /2000
                                       ------------



                                  Notarial Deed
                    Regarding the Sale and Purchase of Shares



Negotiated at Basle on this 1st day of December 2000.



Before me, the undersigned Notary _________________________

with offices at Basle, Switzerland,

appeared today:

1.     Dr. Denis Gebhardt
       born on March 11th, 1971
       with business address at Immermannstra(beta)e 40, 40210 Dusseldorf, Germany

2.     Dr. Knut Loschke
       born on August 18th, 1950
       with business address at Blochstra(beta)e 1, 04329 Leipzig, Germany


Appearant 1 declared that he was acting


       not in his own name but in the name and on behalf of Programmer's Paradise, Inc., a corporation organized and existing under the laws of the State of Delaware, USA, with principal place of business at Shrewsbury, NJ 07702-4321, USA,


                                         - hereinafter referred to as "Seller"-,


       by virtue of a power of attorney dated __________, a certified copy of which is attached hereto.


       The original of a Certificate of Incumbency certifying the incorporation and good standing of Seller and the power of representation of the subscriber to said power of attorney has been presented, and a certified copy of such certificate is also attached hereto.

Appearant 2 declared that he was acting


       not in his own name but in his capacity as Chairman of the Board (Vorstandsvorsitzender), having sole power of representation, for PC-Ware Information Technologies AG, a corporation organized and existing under the laws of the Federal Republic of Germany with principal place of business at Leipzig, Germany, registered with the commercial register (Handelsregister) of the Local Court (Amtsgericht) at Leipzig under HRB 15064,


                                          - hereinafter referred to as "Buyer"-.


       The original of a certified  excerpt from the commercial  register of the
       Local   Court  at   Leipzig   (Amtsgericht)   under  HRB   15064,   dated
       _________________, has been presented and is attached hereto.





The   Appearants   proved  their   identities  by  presenting   their   identify
cards/passports with photographs.


An English translation of this Deed was likewise submitted for notarization. In this context, the parties agreed that the German text shall be the final, decisive and authentic text and that the English translation is for convenience only, provided, however, that the English text shall be consulted for purposes of contractual interpretation should there be a gap or an ambiguity in the German text.





Upon request of the Appearants and based on their verbal statements made in my presence, I hereby record the following

                  Agreement for the Sale and Purchase of Shares
                  ---------------------------------------------


WHEREAS

1. Seller is the sole shareholder of several European companies and intends to sell all of its shares in European companies with the exception of its shares in Healy-Hudson AG, a German joint-stock corporation, and in Programmer's Paradise France S.A.R.L., a French limited-liability company; Buyer intends to acquire the shares in all European companies owned by Seller (but for the above exceptions) and the respective companies' business; Seller and Buyer, therefore, intend to enter into this Agreement for the Sale and Purchase of Shares (the "Agreement");

2. Seller and Buyer have already been in intense talks and negotiations, which resulted in a letter of intent dated August 2nd, 2000 (the "Letter of Intent"), which sets forth the material terms of the sale and purchase of the shares in the European companies owned by Seller in a non-binding form, based on the status of the negotiations as of the date of the Letter of Intent;

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:


                                    Section 1
                    Status (Object of the Sale and Purchase)

1. Seller, directly and/or indirectly, holds all equity interests in the following companies:

       1.1. ISP*D International Software Partners GmbH, a company organized and existing under the laws of the Federal Republic of Germany with principal place of business at Poing, Germany, registered with the commercial register (Handelsregister) of the Local Court (Amtsgericht) at Munich under HRB 87387 ("ISP*D").

              1.1.1 The total fully paid-up share capital (Stammkapital) of ISP*D amounts to DM 850,000.00 (in words: eight hundred fifty thousand Deutschmarks). It consists of the following shares (Geschaftsanteile) held at 100 % by Seller:

                      -    two shares in a nominal amount of DM 25,000.00 each;

                      -    one share in a nominal amount of DM 200,000.00; and

                      -    one share in a nominal amount of DM 600,000.00.

              1.1.2 ISP*D has its principal place of business at Poing. It has no further places of business or branch offices. Its previous branch office at Vienna, Austria, is being liquidated; the respective shareholders resolution dated May 29th, 2000 was registered on August 25th, 2000 with the register of firms (Firmenbuch) of the Commercial Court (Handelsgericht) at Vienna under FN 48961 b.

              1.1.3 The merger of ISP*D Software Services GmbH, a company with principal place of business at Poing, Germany, registered with the commercial register (Handelsregister) of the Local Court (Amtsgericht) at Munich under HRB 90337, as transferor, with ISP*D, as transferee, by way of a merger by absorption (Verschmelzung durch Aufnahme), set forth in the merger
                      agreement   dated  April  12,   2000  and  the   pertinent
                      consenting shareholders resolutions of even date (deeds Nos. 1903 and 1909 of the notary Dr. Karl Winkler with offices at Munich), has become effective by registration with the commercial register of ISP*D on May 5, 2000.

              1.1.4 ISP*D holds the following shares in the company InTeCo, which is described and defined in item 1.2 below:

                      -    one share in a nominal amount of DM 10,000.00,

                      -    one share in a nominal amount of DM 5,000.00,

                      - three shares in a nominal amount of DM 1,000.00 each, and

                      -    three shares in a nominal amount of DM 500.00 each.

              1.1.5 ISP*D is the sole shareholder of ISP*A Software Partners Gesellschaft m.b.H., a company organized and existing under the laws of the Republic of Austria with principal place of business at Vienna, Austria, registered with the register of firms (Firmenbuch) of the Commercial Court (Handelsgericht) at Vienna under FN 177299 i ("ISP*A").

                      1.1.5.1 The fully paid-up share capital (Stammkapital) of ISP*A amounts to 40,000.00 (in words: forty thousand Euros). It consists of the following single share (Geschaftsanteil) held by ISP*A:

                               -    one share in a nominal amount of 40,000.00.

        1.2 InTeCo - Entwicklungsgesellschaft fur Informationstechnologie und Communication mbH, a company organized and existing under the laws of the Federal Republic of Germany with principal place of business at Hochspeyer, Germany, registered with the commercial register (Handelsregister) of the Local Court (Amtsgericht) at Kaiserslautern under HRB 2035 ("InTeCo").

              1.2.1 The total fully paid-up share capital (Stammkapital) of InTeCo amounts to DM 150,000,00 (in words: one hundred fifty thousand Deutschmarks). It consists of the following shares (Geschaftsanteile):

                      -    one share in a nominal amount of DM 25,500.00;

                      -    one share in a nominal amount of DM 18,000.00;

                      -    one share in a nominal amount of DM 87,000.00;

                      -    one share in a nominal amount of DM 10,000.00;

                      -    one share in a nominal amount of DM 5,000.00;

                      -    three shares in a nominal amount of DM 1,000.00 each;
                           and

                      -    three shares in a nominal amount of DM 500.00 each;

                      of which Seller holds:

                      -    one share in a nominal amount of DM 25,000.00;

                      -    one share in a nominal amount of DM 18,000.00; and

                      -    one share in a nominal amount of DM 87,000.00.

                      The remaining shares in the share capital of InTeCo are held, as referred to in item 1.1.4 above, by ISP*D.

              1.2.2 InTeCo has its principal place of business at Hochspeyer. It has no further places of business or branch offices.

        1.3 Logicsoft Holding B.V., a company organized and existing under the laws of the Kingdom of the Netherlands with principal place of business at Amsterdam, The Netherlands, registered with the commercial register (handelsregister) of the Chamber of Commerce and Industry (Kamer van Koophandel en Fabrieken) at Amsterdam under Dossiernummer 33180139 ("Logicsoft Holding*NL").

              1.3.1 The nominal share capital (maatschappelijk kapitaal) of Logicsoft Holding*NL amounts to NLG 250,000.00 (in words: two hundred fifty thousand Dutch Guilders), of which NLG 54,000.00 have been issued (geplaatst) and paid up (gestort). It consists of 2,500 shares (aandelen) in a nominal amount of NLG 100.00 each. Of the total of 540 issued and paid-up shares, Seller holds:

                      -    400 shares in a nominal amount of NGL 100.00 each.

                      The remaining 140 shares in the issued and paid-up share capital are held by Logicsoft Holding*NL as treasury shares.

              1.3.2 Logicsoft Holding*NL is the sole shareholder of Logicsoft Group Nederland B.V., a company organized and existing under the laws of the Kingdom of the Netherlands with principal place of business at Amsterdam, The Netherlands, registered with the commercial register (handelsregister) of the Chamber of Commerce and Industry (Kamer van Koophandel en Fabrieken) at Amsterdam under Dossiernummer 33226399 ("Logicsoft Group*NL"), and of Euro Soft B.V., a company organized and existing under the laws of the Kingdom of the Netherlands with principal place of business at Amsterdam, The Netherlands, registered with the commercial register (handelsregister) of the Chamber of Commerce and Industry (Kamer van Koophandel en Fabrieken) at Amsterdam under Dossiernummer 33180665 ("EuroSoft").

                      1.3.2.1 The nominal share capital (maatschappelijk kapitaal) of Logicsoft Group*NL amounts to NLG 500,000.00 (in words: five hundred thousand Dutch Guilders), of which NLG 111,100,00 have been issued (geplaatst) and paid up (gestort). It consists of 5,000 shares (aandelen) in a nominal amount of NLG 100.00 each. The issued and paid-up shares are held at 100 % by Logicsoft Holding*NL as follows:

                               -    1,111  shares  in a  nominal  amount  of NLG
                                    100.00 each.

                      1.3.2.2 The nominal share capital (maatschappelijk kapitaal) of EuroSoft amounts to NLG 175,000.00 (in words: one hundred seventy-five thousand Dutch Guilders), of which NLG 36,000,00 have been issued (geplaatst) and paid up (gestort). It consists of 1,750 shares (aandelen) in a nominal amount of NLG 100.00 each. The issued and paid-up shares are held at 100 % by Logicsoft Holding*NL as follows:

                               - 360 shares in a nominal amount of NLG 100.00 each.

        1.4 (Indirectly:) Logicsoft Group France S.A.S., a company organized and existing under the laws of the French Republic with principal place of business at Courbevoie, France, registered with the commercial and companies register (registre du commerce et des societes) of the Commercial Court (Tribunal de Commerce) at Nanterre under RCS Nanterre B 349 565 259 ("Logicsoft Group*F").

              1.4.1 The fully paid-up share capital (capital social) of Logicsoft Group*F amounts to (pound) 375,000.00 (in words: three hundred seventy-five thousand Euros). It consists of the following shares (actions):

                      -  60,000 shares in a nominal amount of (pound) 6.25 each.

                      These shares are held at 100 % by Programmer's Paradise France S.A.R.L. with principal place of business at Courbevoie, France, a company affiliated with Seller.

        1.5 Logicsoft Group Italia S.r.l., a company organized and existing under the laws of the Italian Republic with principal place of business at Saronno (VA), Italy, registered with the businesses register (registro delle imprese) of the the Chamber of Commerce, Industry, Craft and Agriculture (Camera di Commercio Industria Artigianato e Agricoltura) at Varese under No. VA 026-1994-28121 (and with the Repertorio Economico Amministrativo under No. 234890) ("Logicsoft Group*I").

              1.5.1 The fully paid-up share capital (capitale sociale) of Logicsoft Group*I amounts to LIT 1,140 million (in words: one thousand one hundred forty million Italian Lire). It consists of the following shares (quote):

                      -    one share in a nominal  amount of LIT 1,083  million;
                           and

                      -    one share in a nominal amount of LIT 57 million;

                      of which Seller holds:

                      -    one share in a nominal amount of LIT 57 million.

                      The remaining share in the share capital of Logicsoft Group*I is held by Lifeboat Associates, Inc., a US company affiliated with Seller.

              1.5.2 Logicsoft Group*I is the sole shareholder of Programmer's Paradise Italia S.r.l., a company organized and existing under the laws of the Italian Republic with principal place of business at Saronno (VA), Italy, registered with the businesses register (registro delle imprese) of the Chamber of Commerce, Industry, Craft and Agriculture (Camera di Commercio Industria Artigianato e Agricoltura) at Varese under No. VA 026-1994-28120 (and with the Repertorio Economico Amministrativo under No. 234862) ("PP*I"), which, for its part, is the sole shareholder of International Software Partners Italia S.r.l., a company organized and existing under the laws of the Italian Republic with principal place of business at Saronno (VA), Italy, registered with the businesses register (registro delle imprese) of the Chamber of Commerce, Industry, Craft and Agriculture (Camera di

                      Commercio Industria Artigianato e Agricoltura) at Varese under No. VA 026-28148 (and with the Repertorio Economico Amministrativo under No. 236219) ("ISP*I).

                      1.5.2.1 The fully paid-up share capital (capitale sociale) of PP*I amounts to LIT 50,000,000.00 (in words: fifty million Italian Lire). It consists of the following single share (quota) held by Logicsoft Group*I:

                               - one share in a nominal amount of LIT 50 million.

                      1.5.2.2 The fully paid-up share capital (capitale sociale) of ISP*I amounts to LIT 30,000,000.00 (in words: thirty million Italian Lire). It consists of the following single share (quota) held by PP*I:

                               -    one share in a nominal amount of LIT 30,000.

                      Both PP*I and ISP*I are in liquidation (in liquidazione).

        1.6 Systematika Ltd, a company organized and existing under the laws of England and Wales with principal place of business at London, England, registered with the Registrar of Companies for England and Wales under No. 02973781 ("Systematika").

              1.6.1 The authorized share capital of Systematika amounts to (pound) 100.00 (in words: one hundred Pounds Sterling), of which (pound) 2.00 have been issued but are unpaid. It consists of 100 shares in a nominal amount of (pound) 1.00 each. The issued but unpaid shares are all ordinary shares and are held at 100% by Seller as follows:

                      -    two shares in a nominal amount of (pound) 1.00 each.

              1.6.2   Systematika is the sole shareholder of:

                      - Internet Paradise Ltd, a company organized and existing under the laws of the laws of England and Wales with principal place of business at London, England, registered with the Registrar of Companies for England and Wales under No. 03305592 ("Internet Paradise");

                      - International Software Partners UK Ltd, a company organized and existing under the laws of England and Wales with principal place of business at London, England, registered with the Registrar of Companies for England and Wales under No. 3245381 ("Int'l SP*UK"); and

                      - Programmer's Paradise UK Ltd, a company organized and existing under the laws of England and Wales with principal place of business at London, England, registered with the Registrar of Companies for England and Wales under No. 01476244 ("PP*UK"); which, for its part, is the sole shareholder of:

                           -- ISP*UK Ltd, a company organized and existing under the laws of England and Wales with principal place of business at London, England, registered with the Registrar of Companies for England and Wales under No. 03240083 ("ISP*UK");

                           -- "C" Science Ltd, a company organized and existing under the laws of England and Wales with principal place of business at London,
                                England,   registered   with
                                the Registrar of Companies for England and Wales under No. 1999553 ("C-Science");

                           -- System Science Ltd, a company organized and existing under the laws of England and Wales with principal place of business at London, England, registered with the Registrar of Companies for England and Wales under No. 2241994 ("System Science"); and

                           -- Logicsoft Group (UK) Ltd, a company organized and existing under the laws of England and Wales with principal place of business at London, England, registered with the Registrar of Companies for England and Wales under No. 3309281 ("Logicsoft Group*UK").

                      1.6.2.1 The authorized share capital of Internet Paradise amounts to (pound) 100.00 (in words: one hundred Pounds Sterling), of which (pound) 1.00 has been issued and paid up. It consists of 100 shares in a nominal amount of (pound) 1.00 each. The issued and paid-up shares are all ordinary shares and are held at 100% by Seller as follows:

                                -   one share in a nominal amoun of 1.00 pound.

                      1.6.2.2 The authorized share capital of Int'l SP*UK amounts to (pound) 100.00 (in words: one hundred Pounds Sterling), of which (pound) 1.00 has been issued and paid up. It consists of 100 shares in a nominal amount of (pound) 1.00 each. The issued and paid-up shares are all ordinary shares and are held at 100% by Seller as follows:

                               -    one  share  in a  nominal  amount  of(pound)
                                    1.00.

                      1.6.2.3 The authorized share capital of PP*UK amounts to (pound) 1,000.00 (in words: one thousand Pounds Sterling), of which (pound) 160.00 have been issued and paid up. It consists of 1,000 shares in a nominal amount of (pound) 1.00 each. The issued and paid-up shares are all ordinary shares and are held at 100 % by Seller as follows:

                               -    160  shares  in a nominal  amount of (pound)
                                    1.00 each.

                      1.6.2.4 The authorized share capital of ISP*UK amounts to (pound) 100.00 (in words: one hundred Pounds Sterling), of which (pound) 1.00 has been issued and paid up. It consists of 100 shares in a nominal amount of (pound) 1.00 each. The issued and paid-up shares are all ordinary shares and are held at 100 % by Seller as follows:

                               -    one  share  in a  nominal  amount  of(pound)
                                    1.00.

                      1.6.2.5 The authorized share capital of C-Science amounts to (pound) 100.00 (in words: one hundred Pounds Sterling), of which (pound) 2.00 have been issued and paid up. It consists of 100 shares in a nominal amount of (pound) 1.00 each. The issued and paid-up shares are all ordinary shares and are held at 100 % by Seller as follows:

                               -    two  shares  in a nominal  amount  of(pound)
                                    1.00 each.

                      1.6.2.6 The authorized share capital of System Science amounts to (pound) 100.00 (in words: one hundred Pounds Sterling), of which (pound) 2.00 have been issued and paid up. It consists of 100 shares in a nominal amount of (pound) 1.00 each. The issued and paid-up shares are all ordinary shares and are held at 100 % by Seller as follows:

                               -    two  shares  in a nominal  amount of (pound)
                                    1.00 each.

                      1.6.2.7 The authorized share capital of Logicsoft Group*UK amounts to (pound) 100.00 (in words: one hundred Pounds Sterling), of which (pound) 1.00 has been issued and paid up. It consists of 100 shares in a nominal amount of (pound) 1.00 each. The issued and paid-up shares are all ordinary shares and are held at 100 % by Seller as follows:

                               -    one  share  in a  nominal  amount  of(pound)
                                    1.00.

                      On May 29th, 2000, an application has been made for the companies ISP*UK and C-Science to be dissolved and struck off the register; they are expected to be struck off the register and be dissolved on November 15th, 2000.

2. Except as set forth under paragraph 3 below, the companies ISP*D, InTeCo, Logicsoft Holding*NL, Logicsoft Group*I and Systematika are the only companies which had, as of the date of the Letter of Intent, and have, as of the date hereof, their seat and/or their principal place of business in Europe and in which Seller has direct shareholdings as of the date hereof. Such companies, together with Logicsoft Group*F, will hereinafter collectively be referred to as the "Subsidiaries" (regardless of the fact that Seller's participation in Logicsoft Group*F is only indirect, and that, besides Seller, also ISP*D holds shares in InTeCo and , besides Seller, also Lifeboat Associates, Inc. holds a share in Logicsoft Group*I).

        The shares in the Subsidiaries held by Seller (or with regard to Logicsoft Group*F: by Programmer's Paradise France S.A.R.L.) described in items 1.1.1, 1.2.1, 1.3.1, 1.4.1, 1.5.1 and 1.6.1 above will hereinafter collectively be referred to as the "Shares". The "Shares" shall also include the share currently held by Lifeboat Associates, Inc. in Logicsoft Group*I.

        Economically, the sale and purchase under this Agreement also extends to all direct or indirect participations of the Subsidiaries in other companies even if such participations should have been described above in an incorrect or incomplete manner.

        The companies directly or indirectly owned by the Subsidiaries as set forth in items 1.1.5, 1.3.2, 1.5.2 and 1.6.2 above will hereinafter be collectively referred to as the "Indirect Subsidiaries".

        Schedule   1.2  hereto   contains   two  charts   showing  the  European
        subsidiaries of Seller, divided into the Continent and the U.K.

3. Seller's shares in Healy-Hudson AG and in Programmer's Paradise France S.A.R.L. are explicitly not part of the sale and purchase under this Agreement and shall remain with Seller.

4. The business activities of the Subsidiaries and Indirect Subsidiaries (the "Business Activities") are the distribution, resale and direct sale of software in the territory of Europe meaning the countries: Germany, Austria, Switzerland, The Netherlands, Belgium, Luxemburg, France, Italy and the United Kingdom of Great Britain and Northern Ireland (which countries will hereinafter collectively be referred to as the "Territory").

                                    Section 2
               Sale and Purchase of the Shares in the Subsidiaries


1. Seller hereby sells to Buyer, and Buyer hereby buys from Seller, the Shares in the Subsidiaries with economic effect as of the day set forth in Section 3 paragraph 1 below.

2. With regard to the shares in Logicsoft Group*F and the share held by Lifeboat Associates, Inc. in Logicsoft Group*I, Seller's obligation under the sale and purchase to deliver such shares to Buyer shall be fulfilled by way of a direct transfer of such shares from Programmer's Paradise France S.A.R.L. or, respectively, Lifeboat Associates, Inc., the current holders of such shares, to Buyer (or, if Buyer so requests, an entity designated by Buyer), upon Seller's initiative.

3. It is understood between the parties that the sale and purchase of the Shares pursuant to paragraph 1 above extends to all equity interests of Seller in the Subsidiaries even if such equity interests should have been described above in an incorrect or incomplete manner.

4. The result of the current fiscal year and the non-distributed profits of previous fiscal years, if any, (i.e. profits carried forward and profits of previous fiscal years insofar as no final resolution as for their use has been adopted by January 1st, 2000) of all Subsidiaries are part of the sale and purchase and shall be for the sole benefit of Buyer.


                                    Section 3
       Economic Effect; Date when this Agreement Becomes Binding; Closing

1.      Economic Effect
        ---------------

        Regardless of the date of the transfer of the Shares, the Shares are sold and purchased with economic effect as of December 21st, 2000, 24:00 hours Central European Time ("Economic Effective Date").

2.      Date when this Agreement Becomes Binding
        ----------------------------------------

        The binding character of this Agreement is subject to Section 11 below, except for the following provisions that shall be binding immediately upon the execution of this Agreement:

        (a)   without  proviso:  Section 4 items 2.1, 3;  Section 14 items 1, 4;
              Section 15; Section 16, Section 17 item 8;

        (b) subject to the proviso that such provisions shall retroactively lose their effect if the condition precedent under Section 11 below can irreversibly not be satisfied (or, respectively, if either party terminates this Agreement pursuant to Section 14 item 1 below because such condition has not been satisfied): Section 9 items 1 - 4.1; Section 12 item 2.1 - 2.2;

        (c) in conjunction with any of the provisions listed in (a) or (b) above: Section 17 items 2 - 7, 9.

        The day on which the condition precedent set forth in Section 11 below is satisfied shall be the "Legal Effective Date".

3.      Closing
        -------

        The performance of the mutual principal obligations hereunder, i.e. the transfer of the Shares and the payment of the outstanding purchase price (the "Closing"), shall take place, in accordance with the provisions set forth in Section 12 paragraph 3 below, at the offices of Holters & Elsing in Dusseldorf, Germany, at 10 a.m. (local time) on the third business day after the condition(s) to Closing set forth in Section 12, paragraph 1 below shall have been satisfied or waived (the "Closing Date").


                                    Section 4
                   Purchase Price, Due Dates and Payment Mode


1.      The total purchase price for the sold Shares shall be

                            Euro Dollar 14,500,000.00
            (in words: fourteen million five hundred thousand Euros).

        The  total  purchase   price  shall  be  allocated  to  the   individual
        Subsidiaries as specified on Schedule 4 hereto.

2.      The total purchase price is payable as follows:

        2.1 A down-payment of 5 percent of the total purchase price, i.e. Euro Dollar 725,000.00 (the "Down Payment"), shall be paid simultaneously with the execution of this Agreement and shall be applied against the total purchase price. Seller shall retain the Down Payment, unless (i) this Agreement should not become binding, or (ii) Buyer terminates this Agreement based on a material breach of contract by Seller pursuant to Section 14 paragraph 2 below, or
              (iii) any necessary Clearance of this Agreement by competition authorities can irreversibly not be obtained; in any of such three cases, the Down Payment plus interest at the rate of 6 percent per annum from the date of the Down Payment shall be repaid to Buyer.

        2.2 The portion of the total purchase price remaining after deducting the Down Payment, i.e. Euro Dollar 3,775,000.00, shall be paid at the Closing Date (the "Closing Date Purchase Price").

3. All payments under this Agreement shall be made by bank transfer as per telephone advice into the following accounts:

              Account of Seller:     The Bank of New York,
                                     Account  No. 6106039362,
                                     ABA No.  021000018,
                                     SWIFT: IRVTUS3N

              Account of Buyer:


                                    Section 5
                   Seller's Representations and Warranties (I)


Seller represents and warrants to Buyer, by way of ordinary warranties (zugesicherte Eigenschaften within the meaning of Section 459 (2) of the German Civil Code), that the following is true and correct as of the date hereof and, notwithstanding Section 7 paragraph 2 below, as of the Closing Date:

1.      Status
        ------

        The statements in the Recitals and Section 1 above regarding the Subsidiaries and the Indirect Subsidiaries are true and complete.

2.      Subsidiaries and Indirect Subsidiaries Duly Organized and Existing
        -------------------------------------------------------------------

        The Subsidiaries and the Indirect Subsidiaries are duly organized under the laws applicable under their respective jurisdictions of formation and continue to exist in the legal forms chosen at the time of their formation or, if the legal form should have been changed as shown on
        Schedule 5.2 hereto, in the legal form resulting from such change.

3.      Transfer of the Shares
        ----------------------

        Seller (or, with regard to the shares in Logisoft Group*F: Programmer's Paradise France S.A.R.L., and with regard to the share held by Lifeboat Associates, Inc. in Logicsoft Group*I: Lifeboat Associates, Inc.) is the sole legal and beneficial owner of the Shares, which, unless otherwise set forth on Schedule 5.3 hereto, are not pledged and are free and clear of all encumbrances and other third-party rights. Seller (or, with regard to the shares in Logisoft Group*F: Programmer's Paradise France S.A.R.L., and with regard to the share held by Lifeboat Associates, Inc. in Logicsoft Group*I: Lifeboat Associates, Inc.) has the right, power and authority to dispose of the Shares; except for the necessary approval by Seller's stockholders, no third-party approvals or consents are required for the disposal of the Shares, nor will such disposal violate any third-party rights.

        There are no circumstances that might give rise to a revocation, rescission or similar right by a third party justifying the avoidance of previous transfers of the Shares to Seller (or, with regard to the shares in Logisoft Group*F: Programmer's Paradise France S.A.R.L., and with regard to the share held by Lifeboat Associates, Inc. in Logicsoft Group*I: Lifeboat Associates, Inc.).

4.      Contributions to Capital
        ------------------------

        All of the shares in the Subsidiaries and the Indirect Subsidiaries, as set forth in Section 1 paragraph 1 above, have been validly issued and are, to the extent stated in Section 1 paragraph 1 above, fully paid up and non-assessable (apart from any mandatory capitalization rules under applicable local law); there have been no repayments, also including hidden repayments, of contributions to the stated capital. There have been no hidden profit distributions.

5.      Assets
        ------

        Each of the Subsidiaries and Indirect Subsidiaries has good and valid title to all assets shown on its respective balance sheet, and disposes of all assets needed for its respective business as currently carried out. Insofar as such assets are not owned by the respective Subsidiary or Indirect Subsidiary, they have been properly leased. The assets owned by the Subsidiaries and Indirect Subsidiaries are free and clear of defects of title, restrictions and encumbrances of all kinds and any rights of third parties (hereinafter collectively referred to as "Liens"), with the sole exception of customary retentions of title regarding current assets and the Liens described in Schedule 5.5 hereto.

        The business of the Subsidiaries and Indirect Subsidiaries is not conducted under any specific restriction but for such restrictions which would also be imposed upon other persons conducting a similar business or operating similar assets for similar purposes in the localities where such businesses and assets are located.

6.      Intellectual Property Rights
        ----------------------------

        The  Subsidiaries  and  Indirect  Subsidiaries  are  the  owners  of all intellectual property rights, including but not limited to patents, registered designs and registered trade or service marks, needed for their respective business, except for the intellectual property rights described in Schedule 5.6 hereto. To the best of Seller's knowledge, such intellectual property rights have not been challenged by third parties, nor is such challenge threatened, nor is, for any other reason, a deletion or extinction of such intellectual property rights threatened. Such intellectual property rights or the use thereof do not violate any intellectual property rights of third parties. The intellectual property rights have been protected by paying all fees as they fell due and by taking, in a complete and timely manner, all other action required for maintaining the intellectual property rights.


                                    Section 6
                  Seller's Representations and Warranties (II)


Further, Seller represents and warrants to Buyer, by way of independent warranties (selbstandiges Garantieversprechen pursuant to Sections 305, 241 of the German Civil Code), that the following is true and correct as of the date hereof and, notwithstanding Section 7 paragraph 2 below, as of the Closing Date:

1.      Seller Duly Organized and Existing
        ----------------------------------

        Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted.

2. Consents, Authorizations, Continuance of Relationships with Present Customers or Suppliers and On-Going Contracts
        -----------------------------------------------------------------------

        Seller may execute, deliver and perform this Agreement without the necessity of the Subsidiaries or Seller obtaining any consent, approval, authorization or waiver, giving any notice, making any filings or disclosures or otherwise. Except as otherwise stated on Schedule 6.2 hereto, the transfer of the sold Shares does neither under applicable law, nor under any articles of association, by-laws or similar require, with regard to any of the Subsidiaries or Indirect Subsidiaries, any consent, approval or waiver by the respective company, its directors, officers, any boards, committees or similar, its shareholders meeting, individual shareholders or third parties. Except as set forth on
        Schedule 6.2 hereto, no giving of any notice, making of any filings or disclosures or otherwise in connection with the execution, delivery or performance of this Agreement is necessary to assure to the business of the Subsidiaries the continuance of its relationships with its present customers or suppliers or the continued entitlement by the Subsidiaries to the benefits of existing contracts (including, without limitation, volume licensing agreements, leases, agreements, security granted or received, licences, permits, commitments, orders and quotations). This Agreement has been duly authorized, executed and delivered by Seller, and this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, subject, however, to the approval of a majority of Seller's stockholders. The execution, delivery and performance of this Agreement by Seller will not:

        (a)    constitute  a  violation  of  the  by-laws  or  other   corporate
               governing documents of Seller;

        (b) except as described on Schedule 6.2 hereto, conflict with, result in the breach of or constitute a default of any liability or obligation under any contract to which Seller or any of the Subsidiaries or Indirect Subsidiaries are parties or bound;

        (c) constitute a violation of any statute, judgment, order, decree or regulation or rule of any court, governmental authority or arbitrator applicable or relating to Seller or any of the Subsidiaries or Indirect Subsidiaries or their respective assets or businesses; or

        (d) result in the creation of any Lien upon any of the assets of Seller or the Subsidiaries or Indirect Subsidiaries.

3.      Subsidiaries
        ------------

        Seller has no equity interests in companies in Europe other than the Subsidiaries, Healy-Hudson AG and Programmer's Paradise France S.AR.L. There are no other shareholders of the Subsidiaries than Seller (notwithstanding the minority interest of ISP*D in InTeCo as well as the interest of Lifeboat Associates, Inc. in Logicsoft Group*I and notwithstanding the fact that the direct holder of the shares in Logicsoft Group*F is Programmer's Paradise France S.A.R.L.).

        The Subsidiaries have no other direct or indirect participations in any companies than the Indirect Subsidiaries, nor are they under any obligation to acquire such participations.

4. No Resolutions to Amend the Articles of Association of the Subsidiaries and the Indirect Subsidiaries
        ------------------------------------------------------------------------

        There are no shareholders resolutions amending the articles of association (Gesellschaftsvertrage or Satzungen) of the Subsidiaries ISP*D and InTeCo which have not been registered with the commercial register, nor are there any side agreements relating to the legal status and corporate organization of such Subsidiaries.

        There are no shareholders resolutions amending the articles of association (or equivalent corporate documents under the laws of the respective jurisdiction of formation) of the other Subsidiaries, as described in Section 1 items 1.3 - 1.6 above, and the Indirect Subsidiaries which, insofar as registration is required under the laws of the respective jurisdiction of formation, have not yet been registered with the competent registry authority, nor are there any side agreements relating to the legal status and corporate organization of such Subsidiaries and Indirect Subsidiaries.

5.     Capital of the Subsidiaries and Indirect Subsidiaries
        ----------------------------------------------------

       5.1 Schedule 6.5.1 hereto contains commercial register excerpts (Handelsregisterauszuge) or, respectively, comparable documents under the laws of the respective jurisdictions of formation, of the Subsidiaries and the Indirect Subsidiaries.

       5.2 Schedule 6.5.2 hereto contains, for each of the Subsidiaries and Indirect Subsidiaries, a true and complete list of all capital increases and decreases and all changes in its respective shareholder structure (also including ratios of participation) since its date of formation.

6.      Business Activities of the Subsidiaries and Indirect Subsidiaries
        -----------------------------------------------------------------

        The description of the Business Activities set forth in Section 1 paragraph 4 above is a true and correct description of the business activities of the Subsidiaries and Indirect Subsidiaries as they are actually carried on; there are no business activities actually carried on that are of importance for the business of a Subsidiary or Indirect Subsidiary or that might materially adversely affect such business outside the Business Activities. Activities of the Subsidiaries and Indirect Subsidiaries, if any, outside the Business Activities are set out on Schedule 6.6 hereto.

7.      Proxies
        -------

        Neither the Subsidiaries nor the Indirect Subsidiaries have granted any proxies or powers of attorney extending to the entire business of such Subsidiary or Indirect Subsidiary which are not apparent from the commercial register excerpts or comparable documents contained in
        Schedule 6.5.1 hereto or from the list contained in Schedule 6.7 hereto.

8.      Branch Offices
        --------------

        Branch offices, if any, of the Subsidiaries and Indirect Subsidiaries have, insofar as this is legally required, been duly registered.

9.      No Corporate Agreements or Silent Partnerships
        ----------------------------------------------

        Seller, the Subsidiaries and the Indirect Subsidiaries have neither with one another nor with third parties entered into corporate agreements (Unternehmensvertrage) within the meaning of Sections 291 et seq. of the German Joint-Stock Corporation Act (Aktiengesetz) or similar agreements, nor have they entered into any agreements for the formation of a silent partnership. There are no agreements between the shareholders, directors and officers of Seller or any person related with them (within the meaning of Section 15 of the German Tax Code [Abgabenordnung]), on the one hand, and the Subsidiaries, the Indirect Subsidiaries and their respective directors and officers, on the other hand.

10.     No Insolvency Proceedings
        -------------------------

        No insolvency proceedings have been instituted against Seller or any of the Subsidiaries or Indirect Subsidiaries. Until the date hereof, none of the creditors of the Subsidiaries or Indirect Subsidiaries has threatened to institute such proceedings.

11.     Financial Statements and Financial Condition
        --------------------------------------------

        With respect to the financial  statements and the financial condition of
        the  subsidiaries  and  the  Indirect   Subsidiaries,   Seller  warrants
        exclusively as follows:

        11.1 Each of the Subsidiaries and Indirect Subsidiaries has maintained its books of account in accordance with local generally accepted accounting principles consistently applied, and such books and records are and, during the respective periods, were correct and complete in all material respects, fairly and accurately reflect or reflected the income, expenses, assets and liabilities of the Subsidiaries and the Indirect Subsidiaries, including the nature thereof and the transactions giving rise thereto, and provide or provided a fair and accurate basis for the preparation of the annual financial statements. Without limiting the generality of the foregoing, the assets, liabilities, and financial condition of the Subsidiaries or Indirect Subsidiaries are fairly described and properly recorded in all material respects in the financial and accounting records of the Subsidiaries and Indirect Subsidiaries underlying the annual financial statements.

        11.2 The following financial statements of the Subsidiaries are attached as Schedule 6.11.2 hereto:

               (a) the consolidated balance sheet of the Subsidiaries as of December 31st, 1999 and the pertinent combined consolidated statements of income for the fiscal year ended on such date (together with pertinent notes and schedules, the "1999 Consolidated Financial Statements"), developed from Seller's 1999 group annual report, which is audited with an unqualified opinion;

               (b) the balance sheets of the Subsidiaries as of December 31st, 1999 and the pertinent statements of income for the fiscal year ended on such date (subject to high level review with an unqualified opinion with respect to ISP*D and Logicsoft Holding*NL and subject to a limited review with respect to the other Subsidiaries; the "1999 Individual Financial Statements"); and

               (c) the unaudited consolidated balance sheet of the Subsidiaries as of September 30th, 2000 and the pertinent combined statement of income for the nine months ended on such date (the "Interim Financial Statements").

               The financial statements described above, together with the "Monthly Financial Statements" delivered pursuant to Section 9 paragraph 3 below, will hereinafter together be referred to as the "Financial Statements".

        11.3 The 1999 Consolidated Financial Statements, which are not audited themselves, have been developed from Seller's group annual report, audited with an unqualified opinion by Ernst & Young, and the 1999 A confirmation by Ernst & Young is attached as Schedule
               6.11.3 hereto. Individual Financial Statements include full reviews with an unqualified opinion of the financial statements of ISP*D and Logicsoft Holding*NL by Ernst & Young and a limited review of the financial statements of the other Subsidiaries in conformity with local generally accepted auditing standards.

        11.4 The Financial Statements are correct and complete in all material respects and present fairly the consolidated financial position of the Subsidiaries and Indirect Subsidiaries as of the dates of such statements and the results of operations of the Subsidiaries and Indirect Subsidiaries for the periods covered by such statements, subject in the case of the Interim Financial
               Statements delivered pursuant to item 11.2 (c) above to the absence of prepaid expenses and deferred income (Rechnungsabgrenzungsposten) and the absence of notes and schedules thereto.

        11.5 The Subsidiaries have, and on the Closing Date the Subsidiaries will have, no liabilities or obligations (absolute, contingent or otherwise) of a nature required by local generally accepted accounting principles applied on a basis consistent with the 1999 Financial Statements to be reflected in financial statements, other than:

               (a) those set forth or reserved against in the Financial Statements, and

               (b)    those incurred since the date of the Interim Balance Sheet
                      in  the  ordinary   course  of  business  in  arms'-length
                      transactions.

               The Financial Statements do not include or reflect any assets, liabilities, equity, results of operations or cash flows of any person, corporation, partnership or other business other than the Subsidiaries.

12.     No Real Property
        ----------------

        None of the Subsidiaries or Indirect Subsidiaries owns real property.

13.     Public Subsidies
        ----------------

        To the extent public subsidies have been applied for and received by the Subsidiaries or Indirect Subsidiaries, the same have been applied for, received and used solely in compliance with the applicable legal provisions and in conformity with all and any public orders, directives and burdens attached thereto.

        In implementing the provisions of this Agreement,  no redemption of such
        public   subsidies   will  be   necessary,   nor  are  there  any  other
        circumstances which might result in such redemption.

14.     Retirement Benefits
        -------------------

        Except as set forth on Schedule  6.14 hereto,  none of the  Subsidiaries
        have  made  any   promises   for   retirement   benefits  or  any  other
        pension-scheme arrangements.

15.     Taxes, Public Impositions and Contributions
        -------------------------------------------

        (a) The Subsidiaries and Indirect Subsidiaries have properly filed all tax returns and comparable declarations required to be filed under applicable law prior to the Closing Date, or will properly file them until the Closing Date. Such returns as filed are or will be true and complete. Seller has delivered or made available, or will deliver or make available, to Buyer all tax returns of the Subsidiaries for all periods from January 1st, 1999 to the date hereof.

        (b) All taxes that the Subsidiaries or Indirect Subsidiaries were, or will be, required by law to pay, withhold, deposit or collect from January 1st, 1999 to the Closing Date have been, or will be, duly paid, withheld, deposited or collected.

        (c) None of the Subsidiaries or Indirect Subsidiaries has received notice of any additional tax assessment (Steuernachforderung).

        (d) In addition to taxes due, all social security contributions and other public impositions of whatever nature that the Subsidiaries or Indirect Subsidiaries were, or will be, required by law to pay to the Closing Date have been duly paid, or will be duly paid until the Closing Date.

        (e) Taxes, social security contributions and other public impositions are fully accrued in the Financial Statements handed over to Buyer, insofar as they were not yet due and payable as of the date of such Financial Statements. None of the Subsidiaries or Indirect Subsidiaries has made hidden profit distributions resulting in adverse tax effects or has been engaged in other unusual tax schemes, and, therefore, there was no necessity for accruals for risks resulting therefrom.

16.     Insurance
        ---------

        Schedule 6.16 hereto contains a true and complete list of all policies of insurance maintained by the Subsidiaries and Indirect Subsidiaries, or for the benefit of the Subsidiaries and Indirect Subsidiaries, and their respective businesses, also including insurance providing retirement benefits for employees and insurance regarding motor vehicles used for business purposes, in effect on the date hereof and generally describing the coverage thereby. To the best of Seller's knowledge, the respective policy-holders are not in default under any of the insurance agreements. Except as described on Schedule 6.16 hereto, there are no claims pending and, to the best of Seller's knowledge, there are no claims threatened nor are there any disputes with an insurer. The insurance policies are in full force and effect in accordance with their respective terms. Those insurance policies that will terminate upon the acquisition of the Shares in the Subsidiaries by Buyer are specifically mentioned on Schedule 6.16 hereto. Those insurances that may not be terminated in whatsoever way by Buyer without jeopardizing the post-contractual obligation of the insurer to extend coverage for past events also after the termination of the insurance agreement are likewise specifically mentioned on Schedule 6.16 hereto.

17.     Contracts
        ---------

        To the best of Seller's knowledge, (i) each material written agreement, contract, lease, licence or instrument as described in Schedule 6.17 hereto (collectively, the "Contracts") is in full force and effect, (ii) none of the Subsidiaries or any other party to any of the Contracts is in breach or default under any of the Contracts, except for such breaches or defaults which would not, individually or in the aggregate, have a material adverse effect, and (iii) the Subsidiaries have heretofore delivered to Buyer or its Counsel true, correct and complete copies of the Contracts.

        Except as set forth in Schedule 6.17 hereto, the Subsidiaries and Indirect Subsidiaries have not entered into agreements of any of the following types:

        o Agreements for the sale or purchase of fixed assets including intellectual property rights, corporeal assets and financial assets,

        o     Lease agreements,

        o     Distribution agreements, agency agreements or similar,

        o     Licensing agreements,

        o     Loan agreements,

        o     Factoring agreements,

        o     Employment agreements,

        o     Agreements with advisors,

        o Agreements and commitments regarding retirement benefits, other fringe benefits, profit-sharing schemes, benefits based on sales or other benefits based on performance, or similar agreements,

        o     Collective-bargaining agreements and shop agreements,

        o     Co-operation agreements or similar,

        o Agreements or commitments intending, or resulting in, restraints of competition,

        o     Agreements   outside  the  ordinary  course  of  business  of  the
              Subsidiaries and Indirect Subsidiaries.

        Agreements relating to an object, and/or resulting in a (possible) annual financial exposure, of less than Euro Dollar 25,000.00 shall be disregarded, except for any and all support, consulting and help-desk agreements, which shall be fully disclosed on Schedule 6.17 hereto.

18.     Customers and Suppliers
        -----------------------

        Set forth on Schedule 6.18 hereto is a complete and correct list of the top twenty customers and the top twenty suppliers of the Subsidiaries (collectively), based upon Euro or Dollar volume. Set forth on Schedule
        6.18 hereto is a complete and correct list of all essential contracts (whether verbal or in writing) of the Subsidiaries and Indirect Subsidiaries with their customers and suppliers that constitute the only source for the Subsidiaries and Indirect Subsidiaries for the sale or purchase, as the case may be, of the goods and services addressed therein (the "C&S Contracts"). Neither Seller nor any of the Subsidiaries or Indirect Subsidiaries has received written notice that any material supplier will not sell supplies, or that any material customer will not purchase products from, the Subsidiaries or Indirect Subsidiaries on terms and conditions similar to those used in current sales to and purchases from the Subsidiaries or Indirect Subsidiaries. Neither Seller nor any of the Subsidiaries or Indirect Subsidiaries has received any written notice questioning the enforceability of, terminating, or threatening the termination of, any C&S Contract. Neither Seller nor any of the Subsidiaries or Indirect Subsidiaries has received written notice that it or any of the Subsidiaries has violated any material provision of any C&S Contract or is in default in performing its material contractual obligations thereunder. The terms of this Agreement and their implementation will entitle no party to a C&S Contract to terminate or modify such C&S Contract.

19.     Litigation
        ----------

        Set forth on Schedule 6.19 hereto is a list of all pending lawsuits, claims, proceedings or investigations against any of the Subsidiaries or Indirect Subsidiaries or their properties, assets, operations or business, as to which Seller or any of the Subsidiaries or Indirect Subsidiaries has received written notice and which reasonably could be expected to have a material adverse effect, or which challenge the legality  of this  Agreement  or any  action  to be taken in  connection herewith, other than any such lawsuits, claims, proceeding or investigations which are covered (subject to deductibles, co-payments, retentions, policy limits and similar limitations) by insurance.

        To the best of Seller's knowledge, the business of the Subsidiaries and Indirect Subsidiaries does not violate any laws, regulations, orders by public authorities, rights of neighbours, public or private environmental laws, antitrust or competition laws, safety-at-work rules (Bestimmungen der Berufsgenossenschaft und vergleichbare Vorschriften), or other rules, decrees or orders of the jurisdiction in which the respective Subsidiary or Indirect Subsidiary maintains its registered seat or its business, so that, to the best of Seller's knowledge no material lawsuits, claims, proceedings, or investigations of the kind described in the preceding paragraph are threatened.

        None of the Subsidiaries or Indirect Subsidiaries is in default under any judgment, order or decree which default reasonably could be expected to have a material adverse effect.

        Above and beyond that, none of the Subsidiaries or Indirect Subsidiaries are involved in court or administrative proceedings, nor are any employees of the Subsidiaries and Indirect Subsidiaries (insofar as such court or administrative proceedings might result in the liability by a Subsidiary or Indirect Subsidiary).

20.     Permits
        -------

        The Subsidiaries and Indirect Subsidiaries (i) have been granted all public permits required for conducting and continuing their respective businesses as currently carried on and (ii), to the best of Seller's knowledge, no revocation or restriction of any such permit is threatened.

21.     Security Granted
        ----------------

        None of the Subsidiaries or Indirect Subsidiaries has pending any guarantees, suretyships, declarations of co-assumption of liabilities, comfort letters or similar declarations that might result in a liability by the Subsidiaries or Indirect Subsidiaries for any liabilities of Seller or third parties.

22.     Ordinary Course
        ---------------

        Since September 1st, 2000 the business of the Subsidiaries and the Indirect Subsidiaries has been managed within the ordinary course of business and with the reasonable care of prudent commercial practice and in essentially the same way as prior to that date, and, since the date of the Letter of Intent, also in accordance with the budget and the financial plans that have been submitted to Buyer (see Schedule 6.22 hereto) or, respectively, in accordance with those deviations therefrom agreed with Buyer (see Schedule 6.22 hereto).

        The results of the Subsidiaries and Indirect Subsidiaries taken as a whole in the 4th quarter of 2000 will be better than in the 3rd quarter.

        Since said date, there have been no dividends or other profit distributions, also including preliminary and hidden distributions, nor have any hidden reserves been dissolved or withdrawn outside the ordinary course of business, nor have any transfers from the accounts of the Subsidiaries or the Indirect Subsidiaries been made outside the ordinary course of business that are not known to Buyer.

23.     Bank Accounts
        -------------

        Schedule 6.23 hereto is a true and complete list of all bank accounts of the Subsidiaries and Indirect Subsidiaries and of the persons authorized to dispose of such bank accounts.

24.     Important Executives
        --------------------

        Set forth on Schedule 6.24 hereto is a complete and correct list of the managing directors, Geschaftsfuhrer or the equivalent, and of all sales employees and all key employees for finances and IT (the "Important Executives") of each of the Subsidiaries and Indirect Subsidiaries. Important Executives who are exclusively or also in an employment relationship or similar with Seller are indicated by name on Schedule
        6.24 together with a description of the nature of the contractual relationship. Seller has not received notice, nor is it otherwise aware, of an Important Executive's intention to terminate his or her relationship with the applicable Subsidiary or Indirect Subsidiary.

25.     Employees
        ---------

        Set forth on Schedule 6.25 hereto is a complete and correct list of all classes of employees of the Subsidiaries and the Indirect Subsidiaries (insofar as these are not already included in Schedule 6.24 hereto), indicating age, marital status, entry date, emoluments and other benefits and job position.

26.     Employment Matters
        ------------------

        There are no  disputes  relating  to  employment  save as  disclosed  in
        Schedule 6.19 hereto. Seller has heretofore made available to Buyer documents relating to employment agreements of employees, directors and officers of the Subsidiaries and Indirect Subsidiaries; compared with the salaries, emoluments and other benefits described therein, (i) such salaries, emoluments and other benefits have not been increased except for the usual annual adjustments of salaries and other emoluments, and
        (ii) the duration of employment agreements has not been extended.

        Schedule 6.26 hereto contains a complete list of all collective-bargaining agreements, shop agreements, and financial obligations arising out of past practice for the payment of premiums, bonuses, Christmas, vacation and other gratifications, relating to the Subsidiaries and the Indirect Subsidiaries.

        Buyer is aware of the fact that there are agreements with two managing directors or executives, Mr. Simon Nijnens and Mr. Harry van der Voort, regarding bonus payments for their assistance in preparing and implementing this Agreement, the respective costs being borne by Seller.

27.     Disclosure
        ----------

        To the best of Seller's knowledge, all statements in this Agreement and the schedules hereto are true, correct and complete. They are not misleading and do not omit to state material facts relating to the Shares, the shares in the Indirect Subsidiaries, the Subsidiaries and Indirect Subsidiaries and their respective businesses that would have been of material importance as for the respective statement made, or which Buyer should have known in order to be able to properly evaluate such statement as of the date hereof.

        Insofar as any of the preceding  representations  and  warranties  under
        Section 5 and Section 6 paragraphs 1 - 26 above have been given without the qualification "to the best of Seller's knowledge", this shall be unaffected by the fact that this paragraph 27 contains such qualification.


                                    Section 7
              No Further Warranties by Seller; Vicarious Liability


1.      No Further Representation and Warranties by Seller
        --------------------------------------------------

        Except for the representations and warranties, both ordinary and independent, set forth in Sections 5 and 6 above, no further representations are made and no further warranties are given by Seller. Without limiting the generality of the foregoing, Seller makes no representation, warranty or guarantee to Buyer with respect to any projections, estimates, budgets, future revenues, future expenses, future results or future cash flows of the Subsidiaries and Indirect Subsidiaries.

2.      "To the Best of Seller's Knowledge"
        -----------------------------------

        Insofar as representations and warranties as set forth in Sections 5 and 6 above depend on Seller's knowledge (which term shall also include any knowledge that Seller should have had) of certain facts and circumstances, or representations and warranties are explicitly made "to the best of Seller's knowledge", (i) the knowledge of key executives of the Subsidiaries and Indirect Subsidiaries listed in Schedule 7.2 hereto shall be deemed the knowledge of Seller and (ii) the relevant standard for determining whether Seller should have known certain facts shall be the diligence applied by a reasonable and prudent businessman in a comparable situation and (iii) exclusively the knowledge as of the date hereof shall be relevant.

        In case of Section 6 paragraph 24 above, the knowledge of any of the Important Executives that he or she intends to terminate his or her current position shall in no event be attributable to Seller.

3.      Knowledge by Buyer
        ------------------

        The principles set forth in Sections 439, 460 and 464 of the German Civil Code, to the extent they deal with the knowledge of facts, shall apply to all representations and warranties under Sections 5 and 6 above, whether ordinary or independent.


                                    Section 8
                               Remedies; Security

1. Should any of the (ordinary or independent) warranties under Sections 5 and 6 above be incorrect, Buyer may request that Seller restores the situation that would exist had the warranty been correct within reasonable time, but within four weeks as of receipt of such request at the latest. Buyer shall be entitled to damages in money only. Rescission and reduction of the purchase price are excluded.

        If Seller does not restore the warranted situation within such time, or if the restoration of such situation is not possible, Buyer shall be entitled to damages in money.

2. The maximum amount to be recovered by Buyer for all claims under this Agreement shall be Euro Dollar 7,500,000.00 ("Maximum Amount"). Buyer may only assert claims under this Agreement if the aggregate of such claims exceeds a de minimis amount of Euro Dollar 300,000.00 ("De Minimis Amount"). If the aggregate of Buyer's claims exceeds Euro Dollar 300,000.00, only the excess over the De Minimis Amount, up to the Maximum Amount, may be asserted.

3. Each and any claim of Buyer under this Section 8 shall be reduced by tax benefits, if any, which may be achieved by Buyer, the Subsidiaries or the Indirect Subsidiaries with regard to the circumstances giving rise to such claim.

4. Claims of Buyer arising from any representations and warranties by Seller under Sections 5 and 6 above may only be asserted within 240 days as of the Closing Date; paragraphs 5 and 6 below shall be unaffected thereby.

5. All warranty claims of Buyer arising from representations and warranties under Section 5 paragraphs 3 and 4 above shall become time-barred within two years. In so far as the representations and warranties relate to shares in the Logicsoft Group*F the limitation period shall be six years. Time of limitation shall run from the Closing Date.

6. Claims arising from breaches of the warranties under Section 6 paragraph 15 above relating to taxes, social security contributions and other public impositions shall become time-barred (i) insofar as there is a formal assessment, three months as of the date when a final tax order regarding the respective tax and the respective time period becomes unappealable (or, in other cases of a formal assessment, three months after the respective final assessment has become unappealable), but in no event later than six years from the Closing Date, (ii) in all other cases six years as of the Closing Date; this shall not apply in cases of criminal tax evasion, based on intent or negligence, and in other cases of intentional or grossly negligent non-payment of due social security contributions and other public impositions. Mere shifts in time, i.e. tax claims or reimbursements relating to the time period until the Closing Date which are balanced by tax reimbursement or claims after the Closing Date, shall be disregarded.

7. On the Closing Date, Seller shall deliver to Buyer a letter of credit/a bank guarantee of a first-rate German bank or the German branch office of a first-rate international bank in the amount of Euro Dollar 3,275,000.00. This amount shall serve as security for each and any claim of Buyer arising from breaches of representations and warranties under Sections 5 and 6 above as well as any other obligations of Seller arising from this Agreement (Sections 9 item 4.2, 10 paragraph 2, 14 paragraph 3).

        The letter of credit or bank guarantee shall expire 240 days after the Closing insofar as no substantiated claims covered by such letter of credit or bank guarantee have been asserted against Seller before the arbitral tribunal in accordance with Section 17 paragraph 7 below within such 240 days. If substantiated claims have been asserted in time, the letter of credit or bank guarantee shall, after the expiration of the 240-days period, remain in effect until such claims have been finally adjudicated, but only in the amount of claims raised.

8. Seller shall have the right, but not the obligation, at its own expense, to contest, defend or litigate, and to retain counsel of its choice in connection therewith, any claim by any third party which might result in a breach of any warranty under Sections 5 and 6 above ("Third-Party Claim"), if Seller gives Prompt Notice of its intention to do so to Buyer. "Prompt Notice" shall in any case mean no more than 30 days after Buyer shall have notified Seller of a Third-Party Claim. If Seller gives such Prompt Notice and promptly assumes such defence, Seller shall not be required to reimburse Buyer for its costs and expenses incurred prior to the assumption by Seller of such defence. In the event that Seller shall assume the defence of a Third-Party Claim as aforesaid, Buyer shall nevertheless be permitted to continue to participate in such Third-Party Claim with counsel of its choice at its expense. Seller shall not be entitled to settle or compromise any such Third-Party Claim without the prior written consent of Buyer, which consent shall not be unreasonably withheld, except that the consent of Buyer shall not be required if such settlement would entail solely the payment of cash damages payable in full (and not by instalment or on any deferred basis) for which Seller shall be responsible and shall effect payment simultaneously with the execution of any settlement agreement.


                                    Section 9
                    Transfer of Business Activities to Buyer

1.      Access to Records and Properties of the Subsidiaries
        ----------------------------------------------------

        Seller shall provide Buyer and its advisors with all information useful to Buyer for taking over the business of the Subsidiaries. Seller shall see to it that management of the Subsidiaries and Indirect Subsidiaries shall, between the date hereof and the Closing Date, grant to Buyer and its advisors any information reasonably requested by it and shall grant Buyer access to the respective premises, books and records of the Subsidiaries and Indirect Subsidiaries as reasonably requested by Buyer.

        Any investigation pursuant to this paragraph shall be conducted in a such a manner as not to interfere unreasonably with the business and operations of the Subsidiaries and Indirect Subsidiaries. Any investigation conducted on the premises of the Subsidiaries or Indirect Subsidiaries shall be conducted only after oral or written notice to Seller and the Subsidiaries or Indirect Subsidiaries.

2.      Operations of the Subsidiaries, etc.
        ------------------------------------

        Seller shall see to it that:

        2.1 From the date hereof, each of the Subsidiaries and Indirect Subsidiaries shall operate its respective business exclusively in the ordinary course and in accordance with the budget and financial plans previously submitted to Buyer for approval and approved by Buyer.

              The Subsidiaries and Indirect Subsidiaries shall notify Buyer of each and any intended material deviation from such budgets and financial plans approved by Buyer and of each and any measure outside the ordinary course of business, and shall not implement such measure if Buyer opposes thereto within five business days as of the respective notification. This clause does in no event imply any representation, warranty, undertaking or similar by Seller that the Subsidiaries and Indirect Subsidiaries actually meet the said budgets and financial plans.

        2.2 Each of the Subsidiaries and Indirect Subsidiaries shall, until the Closing Date, use its best efforts to continue its operations within its ordinary course of business as previously carried on and, in consistence with such continuation of the ordinary course of business, to preserve its relationships with present employees and business partners as well as the reputation and business organization of the Subsidiaries and Indirect Subsidiaries.

        2.3 Each of the Subsidiaries and Indirect Subsidiaries shall use its best efforts to continue in effect, until immediately following the Closing Date, all present insurance coverage with respect to its assets, business operations and employees.

        2.4 Each of the Subsidiaries and Indirect Subsidiaries shall comply with, and shall not be in default or violation in any material respect under, any law, regulation, decree or order.

        2.5 Each of the Subsidiaries and Indirect Subsidiaries and Seller shall refrain from taking any action, and shall not suffer to exist any event or occurrence, which would render any representation and warranty of the Seller under Sections 5 and 6 above materially inaccurate at any time between the date hereof and the Closing Date. Seller shall promptly notify Buyer of any material changes of the facts and circumstances underlying the warranties under Sections 5 and 6 above in the time period from the date hereof until the Closing Date. Seller shall further promptly notify in writing Buyer of any breach of warranty or condition or obligation hereunder. Seller shall not make or permit any distribution of property or assets to Seller or declare, pay or set aside for payment any dividend (of any kind or nature) or distribution with regard to the Shares.

3.      Monthly Financial Statements
        ----------------------------

        Seller shall deliver to Buyer unconsolidated monthly statements of income for the time period October 2000 until the Closing Date ("Monthly Financial Statements").

4.      Taxation
        --------

        4.1   Accruals and Payments
              ---------------------

              Seller shall cause to be prepared and filed all tax returns and reports with respect to the Subsidiaries and Indirect Subsidiaries for all tax periods prior to the Closing Date. Seller shall cause to be timely paid all taxes to which such returns relate for all periods covered by such returns, except to the extent that an accrual for such taxes is reflected in the Interim Financial Statements. Upon the Closing, such obligation shall pass to Buyer.

       4.2    Co-operation
              ------------

              After the Closing Date, Seller and Buyer shall make available to any tax authority (and, if this is reasonably requested, also to each other) all information, records or documents relating to tax liabilities or potential tax liabilities of the Subsidiaries for all periods prior to or including the Closing Date and shall preserve all such information, records and documents until the expiration of any applicable statute of limitations or extensions thereof. Notwithstanding any other provisions hereof, each party shall bear its own expenses in complying with the foregoing provisions.

5.      Registered Trademarks and Domain Names
        --------------------------------------

        The Subsidiaries and Indirect Subsidiaries may continue for a period of 180 days after the Closing Date to use the following trademarks and domain names:

        (a) the registered trademarks of Seller "Life Boat" and "Programmer's Paradise"

        and

       (b)    Europe:               PROGRAMMERS-PARADISE.COM
              The Netherlands:      PARADISE.NL
              Germany:              PROGRAMMERS.DE
              Italy:                LIFEBOAT.IT; PPARADISE.IT
              France:               PROGRAMMERS.FR
              U.K.:                 PPARADISE.CO.UK; PROGRAMMERS.CO.UK

        As between the parties, the Subsidiaries and Indirect Subsidiaries will have exclusive use of the domain names:

              Europe:               LOGICSOFT.COM
              The Netherlands:      LOGICSOFT.NL
              Germany:              LOGICSOFT.DE; ISPD.DE
              Austria:              ISPA.CO.AT; LOGICSOFT.AT; LOGICSOFT.CO.AT
              France:               LOGICSOFT.FR
              U.K.:                 SYSTEMSCIENCE.CO.UK

6.      Change of Company Names
        -----------------------

        Buyer shall procure, within 180 days from the Closing Date, that "Programmer's Paradise" be deleted from all corporate and business names of the Subsidiaries and Indirect Subsidiaries.

7.      Release of Seller from Certain Obligations
        ------------------------------------------

        After the Closing Date, Buyer shall procure that Seller be released from any obligations vis-a-vis under the guarantee dated May 23rd, 1994 in favour of Stadtsparkasse Munchen granted as security for liabilities of ISP*D (maximum amount of such guarantee: DM 300,000.00 plus interest and cost); in any event, Buyer shall indemnify and hold harmless Seller from and against all and any third-party claims based on such obligations.


                                   Section 10
                    Covenant not to Compete; Confidentiality

1. For a period of two years following the Closing Date, Seller shall not engage in any activities in the Territory which intend, or might result in, any kind of direct or indirect competition with the current Business Activities of the Subsidiaries and Indirect Subsidiaries, as described in Section 1 paragraph 4 above. In particular, Seller shall not set up or acquire or participate in any company or other business which directly or indirectly competes with the current Business Activities of the Subsidiaries and Indirect Subsidiaries, nor shall it extend advice to such company or business.

        The foregoing covenant not to compete shall, however, not restrict Seller's ability to continue to accept international orders received by Seller via its Programmer's Paradise internet website that relate to so-called wrapped-up products, and to carry out such orders, provided that no existing customers of the Subsidiaries and Indirect Subsidiaries are serviced with whom volume licensing agreements have been concluded. Nothing herein shall, however, restrict Seller's ability to service customers in the Territory, if the business volume with such customers in the Territory does not exceed Euro Dollar 500,000.00 per year.

        Seller, however, undertakes to refrain, within its obligation not to compete, from any active advertising and any active soliciting of customers in the Territory, in particular not to directly or indirectly send catalogues and other advertising materials from the U.S. to customers in the Territory and not to direct active advertising to the Territory from its internet platform.

2. If Seller breaches the covenant not to compete set forth in paragraph 1 above and does not remedy such breach within four weeks from the respective notification of any such breach by Buyer, Seller shall pay to Buyer liquidated damages for each individual breach (excluding the notion of "continued breach" [Fortsetzungszusammenhang]) in the amount of Euro Dollar 25,000.00 (in words: twenty-five thousand Euros). If one breach extends over a longer period of time, Seller shall pay additional liquidated damages in the amount of Euro Dollar 10,000.00 (in words: ten thousand Euros) for each and any additional month of such breach. Buyer's right to assert higher damages, if any, incurred by it or by the Subsidiaries or Indirect Subsidiaries and Buyer's right to seek injunctive relief shall be unaffected.

3. During a period of three years from the Closing Date, Seller shall keep secret and confidential all and any information it possesses relating to the Subsidiaries and Indirect Subsidiaries and their respective businesses, unless such information is generally available within the public domain or Seller is required by law or under the rules of any stock exchange or securities market to disclose such information, and Seller shall not make use of such confidential information for its own benefit or the benefit of others.

        Know-how that is used by the Subsidiaries and Indirect Subsidiaries but is attributable to Seller may be continued to be used by Seller outside the Territory; with regard to such know-how, however, Seller undertakes to refrain from applying for any intellectual-property-rights protection within or for the Territory.


                                   Section 11
                               Condition Precedent

1. The supervisory board of Buyer has consented to this Agreement; an excerpt from the respective minutes of the supervisory board meeting is attached hereto as Schedule 11.1.

2. The legal effect of this Agreement is subject to the satisfaction of the following condition precedent:

              The stockholders of Seller shall have consented to this Agreement.

        Seller shall promptly after its stockholders' consent has been obtained notify Buyer of the satisfaction of the condition precedent in writing, attaching a copy of the respective resolution of consent.


                                   Section 12
      Conditions to Closing; Steps to Be Taken with Regard to the Closing;
               Consummation of this Agreement on the Closing Date


1.      Conditions to Closing
        ---------------------

        Provided that this Agreement becomes effective, the Closing shall occur after the following conditions have been satisfied:

        1.1    Conditions for Buyer
               --------------------

               Buyer'sobligation to close is subject to the following conditions which, with the exception of the condition pursuant to item 1.1.4 below, may be waived by Buyer (the condition pursuant to item
               1.1.4 below may be waived by mutual agreement of the parties, insofar as both parties are reasonably satisfied that a Clearance is not required).

               1.1.1  Representations and Warranties and Obligations by Seller
                      --------------------------------------------------------

                      The representations and warranties by Seller set forth in Sections 5 and 6 above are true and correct as of the Closing Date.

                      Seller shall have complied with all material obligations arising out of this Agreement, in particular the obligations under Section 9 items 1 - 4.1 above, until the Closing Date. Seller shall have obtained all necessary consents, approvals, authorizations and waivers required to assure the continuance of the relationships of the Subsidiaries with their existing customers and suppliers pursuant to Section 6 paragraph 2 above and has given all notices and made all filings and disclosures pursuant to
                      Schedule 6.2 hereto.

               1.1.2  Shareholders Resolutions and Declarations of Consent
                      ----------------------------------------------------

                      Seller shall have obtained all consents, approvals, authorizations and waivers of any company, its boards and committees, its shareholders meetings or individual shareholders or third parties required for the transfer of the sold Shares under applicable law or the respective articles of association (Gesellschaftsvertrag or Satzung) of the respective Subsidiary, as set forth in Section 6 paragraph 2 above and on Schedule 6.2 hereto, and Seller shall have delivered the pertinent documentation to Buyer.

               1.1.3  Monthly Financial Statements
                      ----------------------------

                      Seller shall have delivered to Buyer the unconsolidated unaudited Monthly Financial Statements.

               1.1.4  Clearance from Competition Authorities and Others
                      -------------------------------------------------

                      Buyer shall have received written notice of non-prohibition from all competent national and European Union competition and other regulatory authorities in connection with the transactions contemplated by this Agreement or, respectively, all statutory deadlines (as extended with the consent of the parties) for the prohibition of the transactions shall have expired (non-prohibitions and expiration of deadlines collectively: "Clearances", and any of them singly a "Clearance").

              1.1.5   Legal Opinion
                      -------------

                      Buyer shall have obtained legal opinions relating to certain corporate law and other legal matters concerning the Subsidiaries and Indirect Subsidiaries from counsel to Seller in the respective jurisdictions in substantially the forms set forth in Schedule 12.1.1.5 hereto.

              1.1.6   Other Matters
                      -------------

                      Seller shall have furnished, or caused to be furnished, to Buyer such certificates and other evidence as Buyer may have reasonably requested as to the satisfaction of the conditions contained in this sub-paragraph 1.1 and as to such other matters as Buyer may reasonably request.

        1.2    Conditions of Seller
               --------------------

               Seller's   obligation  to  close  is  subject  to  the  following
               conditions which may be waived by Seller.

              1.2.1   Down Payment
                      ------------

                      Buyer shall have paid to Seller the Down Payment set forth in Section 4 item 2.1 above.

2.      Steps to Be Taken with Regard to the Closing
        --------------------------------------------

        2.1    Efforts of Seller to Satisfy Buyer's Conditions
               -----------------------------------------------

               Seller shall use all necessary efforts to satisfy Buyer's conditions pursuant to sub-paragraph 1.1 above, insofar as this is within Seller's control (provided, however, that in case of item 1.1.4 above Seller shall only assist Buyer).

        2.2    Clearance by Competition Authorities
               ------------------------------------

               Immediately following the execution of this Agreement, Buyer (if required, jointly with Seller) shall notify all national and European Union competition and other regulatory authorities whose Clearance may be required in connection with the implementation of this Agreement, and shall use all reasonable efforts in order to obtain Clearance. Buyer (if required, jointly with Seller) shall make all filings and take all actions necessary to comply with applicable law and the rules and regulations of such authorities and to ensure the timely Clearance by such authorities of the transactions contemplated hereby.

3.      Consummation of this Agreement on the Closing Date
        --------------------------------------------------

        3.1 Seller shall transfer and convey the Shares in accordance with all formal requirements to be observed pursuant to the laws of the respective jurisdictions and in substantially the forms set forth in Schedule 12.3 hereto to Buyer and shall deliver to Buyer all documents required under the laws of the respective jurisdictions for the transfer of the Shares. Further, Seller shall deliver to Buyer all documents to be delivered pursuant to sub-paragraph 1.1 above insofar as this has not yet been done prior to the Closing.

               In modification of the foregoing, the shares in Logicsoft Group*F and the share held by Lifeboat Associates, Inc. in Logicsoft Group*I may, on Seller's initiative, be transferred directly from Programmer's Paradise France S.A.R.L. or, respectively, Lifeboat Associates, Inc. to Buyer; the same shall apply to the delivery of documents required for the transfer of such shares.

               If so requested by Buyer, the Shares or any of them shall be transferred not to Buyer but rather to an entity to be designated by Buyer.

        3.2 Seller shall deliver to Buyer the letter of credit/bank guarantee pursuant to Section 8 paragraph 7 above.

        3.3    Buyer shall pay to Seller the Closing Date Purchase Price.

        3.4 The transfer of the Shares and delivery of the letter of credit/bank guarantee pursuant to Section 8 paragraph 7 above, on the one hand, and the payment of the Closing Date Purchase Price, on the other hand, shall occur pari passu (Zug um Zug).

        3.5    Taxes,  fees  and  costs,  also  including   notary's  costs,  in
               connection with the transfer of the Shares, shall be borne by Buyer.

        3.6 The notary recording the transfer of the Shares in the Subsidiaries ISP*D and InTeCo shall be requested to notify the transfer of the Shares to such Subsidiaries pursuant to Section 16 of the German Limited-Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschrankter Haftung) and to file updated shareholders' lists with the registry courts. Insofar as notices, filings or registrations should be necessary for the transfer of the Shares in the other Subsidiaries, the notaries acting in this respect shall be requested to see to such notices, filings or registrations, or the parties shall take the required steps themselves.

        3.7 At the Closing, Seller shall further execute the waiver of claims set forth and more fully described in Section 13 below.

                                   Section 13
                           Inter-Company Transactions


1.      Settling of Inter-Company Accounts on the Closing Date
        ------------------------------------------------------

        Upon the Closing, inter-company accounts between Seller, on the one hand, and the Subsidiaries and Indirect Subsidiaries, on the other hand, shall be settled as follows:

        1.1. Seller shall waive all of its accounts receivable from the Subsidiaries and Indirect Subsidiaries, which at October 31st,
               2000 amounted to US$ 2,762,818.00 (net) (of which US$ 2,205,972.00 gross was for goods sold and delivered). Should, on the Closing Date, the aggregate of Seller's accounts receivable from the Subsidiaries and Indirect Subsidiaries for goods sold and delivered exceed US$ 2,205,972.00, Seller shall be entitled to claim payment of the excess amount, which payment shall be effectuated at the Closing. Seller shall ensure that these net receivables from the Subsidiaries and Indirect Subsidiaries shall not be reduced until the Closing Date by

               (a) payment to after October 31st, 2000 of receivables of Seller from the Subsidiaries and Indirect Subsidiaries existing as on October 31st, 2000; and/or

               (b) increasing the total of Seller's accounts payable to the Subsidiaries and Indirect Subsidiaries after October 31st, 2000.

        1.2 The receivables to be waived pursuant to item 1.1 above are net receivables of Seller from the Subsidiaries and Indirect Subsidiaries, after setting off payables to the Subsidiaries and Indirect Subsidiaries, if necessary following internal transfers of receivables and payables.

        1.3 The amounts referred to in item 1.1 above are the amounts shown in the books of Seller, kept in accordance with US generally accepted accounting principles consistently applied. Deviations therefrom, if any, in the books of the Subsidiaries and Indirect Subsidiaries, shall not affect the provisions of this Section 13.

2.      Deliveries in 2001
        ------------------

        During the calendar year 2001, Seller shall deliver, if and insofar Buyer so requests, to Buyer or the Subsidiaries or Indirect Subsidiaries goods and services of essentially the same kind as delivered in the past to the Subsidiaries and Indirect Subsidiaries at a price equalling Seller's own cost, together with reasonable shipping and handling charges.

3.      Full Settlement
        ---------------

        There shall be no more claims between Seller, on the one hand, and the Subsidiaries and Indirect Subsidiaries, on the other hand, of whatever nature and based on whatever cause of action in connection with any payment transactions, including but not limited to accounts receivable and payable based on the delivery of goods and services as well as financing transactions, between Seller on the one hand, and the Subsidiaries and Indirect Subsidiaries, on the other hand or of the Subsidiaries and Indirect Subsidiaries among each other; nor shall there be any claims of Buyer against Seller of whatever nature and based on whatever cause of action, including but not limited to warranty claims hereunder, even if such claims would be justified but for this settlement clause, in connection with (i) any such facts and their tax implications, (ii) the way that such facts have been accounted for or
        (iii) any resulting entries shown in the Financial Statements; this exclusion of further claims shall, in particular, apply to such facts insofar as they were raised in the letter dated November 10th, 2000 by RolfsPartner, Counsel to Buyer, to Holters & Elsing, Counsel to Seller.

        The Financial Statements do not reflect the effects, in particular the tax effects, of the waiver of claims under item 1.1 above; any claims against Seller based on this fact shall be excluded.


                                   Section 14
                                Termination Right

1.      Cut-Off Date
        ------------

        In the event that this Agreement shall not have become effective, or the Closing shall not have occurred, on or before December 31st, 2000 (the "Cut-Off Date"), then either Buyer or Seller shall have the right (provided in each case that such party is not in breach of one of its material obligations under this Agreement), exercisable at any time after such date by notice in writing, to terminate this Agreement and its obligations. In the event the Closing has not occurred until the Cut-Off Date because (i) the necessary Clearance by all competent authorities (in particular, competition authorities) pursuant to Section 12 item 1.1.4 above has not yet been obtained, or (ii) delays in clearance of proxy material by the U.S. Securities and Exchange Commission (SEC) shall have delayed the consent of Seller's stockholders scheduled for December 10th, 2000, insofar as this occurred for reasons without and beyond the parties' control, then the termination right by either party may not be exercised prior to February 16th, 2001.

2.      Prior Breach of Contract
        ------------------------

        In the event that, prior to the Cut-Off Date, any party is in material breach of its obligations under this Agreement (the "Breaching Party"), and such breach cannot be reasonably cured, or the breaching party is not taking reasonable efforts to cure the breach within reasonable time as requested by the other party (the "Non-Breaching Party"), then, so long as the Non-Breaching party entitled to the benefit of such obligations is not in default of its obligations under this Agreement and is not in material breach of contract itself, the Non-Breaching Party shall have the right to terminate this Agreement, unless it has waived its rights arising from the other party's breach of contract in writing prior to exercising its right to terminate this Agreement.

3.      Reservation and Extinction of Further Rights
        --------------------------------------------

        In the event of a termination of this Agreement pursuant to paragraph 2 above, all rights of whatsoever nature of the Non-Breaching Party against the Breaching Party arising out of the breach of contract shall be unaffected. The failure to assert rights arising out of breach of contract, or the failure to enforce individual provisions of this Agreement, shall not affect the right of either party to enforce this Agreement according to its terms. If the Closing takes place in spite of a prior breach of contract, all and any rights except those set forth in
        Section 8 in conjunction with Sections 5 - 7; 9 items 4.2 and 5; and 10 shall be precluded.

4.      No Closing; Return of Documents
        -------------------------------

        In the event the Closing does not occur and this Agreement is terminated, Seller and Buyer shall treat in confidence (and not use to the detriment of the other party) all documents, materials and other information which they shall have obtained regarding the Subsidiaries or the Seller or the Buyer during the course of the negotiations leading to the transactions contemplated hereby or the due diligence investigation in preparation of this Agreement. All copies of non-public documents and materials shall be returned.


                                   Section 15
                                     Notices


All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand; (ii) five days subsequent to mailing if mailed by certified or registered mail, with postage prepaid; (iii) two days subsequent to pick-up by courier if sent by a nationally or internationally recognized overnight courier service that regularly maintains records of items picked up and delivered; or (iv) when transmitted by telecopier, provided that a written acknowledgement of receipt signed by or on behalf of the recipient of the telecopy is transmitted back to the sender by the recipient. All notices shall be sent as follows:

If to Seller:

       Programmer's Paradise, Inc.
       1157 Shrewsbury Avenue, Shrewsbury, NJ 07702-4321, USA
       Attention:  William H. Willett
       Telecopy:   +1-732-389-1207

with copies to:

       Dechert
       30 Rockefeller Plaza, New York, NY 10112, USA
       Attention:  Fredric J. Klink, Esq.
       Telecopy:   +1-212-698-3599

       Holters & Elsing
       Immermannstra(beta)e 40, 40210 Dusseldorf, Germany
       Attention:  Dr. Siegfried H. Elsing
       Telecopy:   +49-211-353928

If to Buyer:

       P.C. Ware Information Technologies AG
       Blochstra(beta)e 1, 04329 Leipzig, Germany
       Attention:  Dr. Knut Loschke
       Telecopy:   +49-341-25-68-999

with a copy to:

       RolfsPartner
       Brandvorwerkstra(beta)e 72, 04275 Leipzig, Germany
       Attention: Stephan Schilling
       Telecopy:  +49-341-3980179

Any  party  may  by  notice   change  the  address  to  which  notice  or  other
communications to it are to be delivered or mailed.

                                   Section 16
                              Public Announcements


Prior to the Closing Date, any public announcement regarding the execution of this Agreement or the disclosure of this Agreement or of parts thereof - both in writing and orally - shall only be made with the other party's prior written consent. This does not apply to notices required or permitted for the satisfaction of the condition to Closing pursuant to Section 12 item 1.1 above, and any disclosures that Seller and/or Buyer are obliged to make under applicable law or in light of its respective status as a publicly traded company.

                                   Section 17
                                  Miscellaneous

1.     Entire Agreement
       ----------------

       This Agreement together with the schedules hereto and the other documents executed and delivered pursuant to or in connection with this Agreement, contains the entire agreement between Buyer and Seller with respect to the sale and purchase of the Shares in the Subsidiaries and supersedes all prior arrangements or understandings between the parties also including any binding provisions of the Letter of Intent.

       There are no oral side-agreements relating to this Agreement.

2.     Headings
       --------

       The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

3.     Written Form
       ------------

       Modifications or amendments of this Agreement shall be in writing insofar as notarial deeds are not required. This shall also apply to the preceding sentence.

       Each and any waiver of a provision or condition hereunder shall also be in writing.

4.     Third-Party Rights
       ------------------

       This Agreement shall not create any rights of third parties. In particular, all rights and obligations arising out of the sale and purchase of the shares in Logicsoft Group*F and the share held by Lifeboat Associates, Inc. in Logicsoft Group*I shall exclusively vest in and be binding on Seller, regardless of the direct transfer of such shares from Programmer's Paradise France S.A.R.L. or, respectively, Lifeboat Associates, Inc. to Buyer set forth hereunder.

5.     Severability
       ------------

       Should a provision of this Agreement be or become invalid or unenforceable, this shall not affect the validity of the remainder of this Agreement. The parties undertake to promptly replace an invalid or unenforceable provision by a valid and enforceable provision which comes closest to the economic objective of the provision to be replaced. The same shall apply if this Agreement should be contain a gap. The parties undertake to make all declarations required in this respect in notarial deeds, should this be necessary.

6.     Applicable Law
       --------------

       The  transactions   contemplated  hereunder  shall  be  governed  by  the
       substantive laws of the Federal Republic of Germany (under exclusion of the conflict-of-laws provisions).

7.     Settlement of Disputes
       ----------------------

       All disputes arising in connection with this Agreement or in view of its validity and which cannot be settled by amicable agreement shall be finally adjudicated in accordance with the Rules of Arbitration of the German Institution of Arbitral Jurisdiction (Deutsche Institution fur Schiedsgerichtsbarkeit e.V.) (DIS), without recourse to courts of law. The arbitral tribunal can also finally decide on the validity of the present arbitration agreement. The venue of arbitration shall be Dusseldorf, Germany. The languages of the proceedings shall be German and English. The costs of such arbitration shall be allocated in accordance with the win/loss ratio.

8.     Costs
       -----

       All taxes in connection with the execution and implementation of this Agreement and the costs relating to the execution and notarization of this Deed shall be borne by Buyer. Above and beyond that, either party shall bear the costs of its own advisors and the costs of negotiations, the execution and implementation of all measures necessary for the consummation of this Agreement and required to be effectuated by such party.

9.     Governing Language
       ------------------

       The governing language of this Agreement shall be German. The English translation attached hereto shall only be used, should the German text contain a gap or be ambiguous.

10.    Other Matters
       -------------

        Appearant 1 declared: The Subsidiaries ISP*D and InTeCo do not own real estate in Germany.

Any declarations of consent relating hereto will become effective as soon as they are received by the acting Notary or his officially appointed deputy.


The Notary advised the Appearants that

- in connection with the transfer of shares in German limited-liability companies, the transferee may only exercise shareholder rights after the transfer of the shares has been notified and proved to the company;

- any legal act conducted prior to such notification by the company vis-a-vis the transferor or by the transferor vis-a-vis the company, insofar as this relates to the relationship between the company and its shareholder, will be deemed valid as against the transferee;

- the transferee will be liable for all payments owed the company with regard to the shares outstanding at the time of such notification.

IN WITNESS WHEREOF, this Deed was read to the Appearants, was approved by them, and was personally signed by them and the acting Notary, as follows:


PROGRAMMER'S PARADISE, INC.


By:  /s/ Dr. Denis Gebhardt
    -------------------------
    Name:  Dr. Denis Gebhardt
    Title: Authorized Signatory by Power of Attorney



PC-WARE INFORMATION TECHNOLOGIES AG


By:  /s/ Dr. Knut Loschke
    -------------------------
    Name:  Dr. Knut Loschke
    Title: Chairman of the Board



/s/ Thomas Gelcer, Notary

                                                                        ANNEX II


                                FAIRNESS OPINION


                     [Letterhead of C.E. Unterberg, Towbin]


                                                               December 1, 2000


Board of Directors
Programmer's Paradise, Inc.
1157 Shrewsbury Avenue
Shrewsbury, NJ 07702-4321

Gentlemen:

We understand that Programmer's Paradise, Inc. ("Programmer's" or the "Company") and PC-Ware Information Technologies AG ("PC-Ware") propose to enter into an Agreement for the Sale and Purchase of Shares which will provide, among other things, for Programmer's sale ("Sale") of all of its shares in its European subsidiaries with the exception of its shares in Healy-Hudson AG and Programmer's Paradise France S.A.R.L. (the "Subsidiaries") to PC-Ware. Under the terms set forth in that certain Agreement for the Sale and Purchase of Shares, dated December 1, 2000 (the "Agreement"), PC-Ware will pay Programmer's Euro 14,500,000 (the "Purchase Price") for the shares of the Subsidiaries. The terms and conditions of the Sale are set forth more fully in the Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

You have asked for our opinion as to whether the Purchase Price to be received by the Company is fair, from a financial point of view, to the Company.

For purposes of this opinion, we have reviewed the Agreement and the Company's preliminary proxy statement relating to the Sale, dated December 1, 2000, and analyzed certain publicly available financial statements and other information of the Company and analyzed certain internal financial statements and other financial and operating data and financial forecasts for the Subsidiaries (the "Forecasts"), in each case, prepared by the Company's management. We have held discussions with members of senior management of the Company regarding the financial information referred to above, as well as the strategic rationale for, and the potential benefits of, the Sale and the past and current business operations, financial condition and future prospects of the Subsidiaries, before and after giving effect to the Sale. We have reviewed the pro forma impact of the Sale on the Company's financial statements, and we have analyzed the relative contributions of the Subsidiaries to the Company. In addition, we have reviewed the reported price and trading activity for the Company's Common Stock ("Company Common Stock"), reviewed certain historic operating information provided by the Company, compared certain financial information including market prices and valuation multiples for the Company and the Subsidiaries with similar information for certain other publicly traded companies that we considered most comparable, reviewed the financial terms, to the extent available, of certain recent business combinations of computer hardware and software resellers and performed such other studies and analyses as we considered appropriate under the circumstances for rendering this opinion.

For purposes of rendering this opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all financial and other information reviewed or received by and discussed with us in connection with our review of the Sale, including, without limitation, the assessment by the Company's management of the Company's technologies and products and the validity of, and risks associated with, its existing and future products and technologies. In rendering this opinion, we have assumed, with your consent, that the Forecasts (and the assumptions and bases therefor) have been reasonably prepared in good faith and on a basis

Programmer's Paradise, Inc.
Page 2 of 2
December 1, 2000


reflecting the best currently available estimates, assumptions and judgments of the management of the Company as to the future financial condition and performance of the Company and the Subsidiaries.

In providing this letter, we have also assumed, with your consent and without independent verification, that (i) the representations and warranties of the parties in the Agreement are true and correct as of the date hereof, (ii) the Sale will have the tax, accounting and legal effects contemplated in the Agreement, (iii) there has been no material change in the assets, financial condition, business and prospects of the Company or the Subsidiaries since the date of the most recent financial statements made available to us, (iv) the historical financial statements of each of the Company and the Subsidiaries reviewed by us have been prepared and fairly presented in accordance with generally accepted accounting principles consistently applied, and (v) all conditions to the consummation of the Sale will be fulfilled and the Sale will be consummated in a timely manner.

In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Subsidiaries and we have not been furnished with any such evaluation or appraisal, nor have we conducted a physical inspection of the properties or facilities of the Subsidiaries. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Sale, and our opinion is limited to the fairness, from a financial point of view to the Company, of the Purchase Price. Our opinion does not address the relative merits of the Sale as compared to any alternative business strategy that might be available to the Company nor does our opinion address the Company's underlying business decision to effect the Sale or constitute a recommendation of the Sale to the Company or its stockholders. This letter is not intended as a substitute for the exercise of the business judgment of the Board of Directors of the Company in reviewing the Sale. Finally, our opinion does not constitute an opinion or imply a conclusion as to the current price per share of the Company Common Stock or the price at which Company Common Stock will trade at any future time.

Our opinion is based upon market, economic and other conditions as they exist and can be evaluated on the date hereof, and we assume no responsibility to update or revise our opinion based upon circumstances or events occurring after that date. It should be understood that subsequent developments may affect the conclusions expressed in this opinion.

Based upon and subject to the foregoing and based upon such other matters as we considered relevant, it is our opinion that as of the date hereof, the Purchase Price is fair, from a financial point of view, to the Company.

We are acting as the Company's financial advisor in connection with the Sale and will receive a fee for our services, including the rendering of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of our engagement. In the past, we and our affiliates have provided financial advisory and financing services for the Company and have received fees for the rendering of these services. In addition, in the ordinary course of our business, we may actively trade in the Company Common Stock for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in such securities.

The foregoing opinion letter is provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transactions contemplated herein and is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote, or take any other action, with respect to the Sale or any matter related thereto. This opinion is not intended to confer any rights or remedies upon any employee, creditor, stockholder or other equity holder of the Company or any other party. Our opinion is not to be disclosed to or relied upon by any other person (including any stockholder of the Company) or used, circulated, quoted or otherwise referred to for any other purpose, nor is it to be filed with, included in or referred to in whole or in part in any publicly available statement or document, except in accordance with our prior written consent.


                                           Very truly yours,



                                           /s/ C.E. Unterberg, Towbin
                                           --------------------------

                                                                      PROXY CARD


                           PROGRAMMER'S PARADISE, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER 21, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of PROGRAMMER'S PARADISE, INC. (the "Company"), a Delaware corporation, does hereby constitute and appoint William H. Willett and William Sheehy, or either one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held at the offices of Dechert, 30 Rockefeller Plaza, 23rd Floor, New York, NY 10112 on December 21, 2000 at 8:00 a.m., local time, and at any and all adjournments and postponements thereof (the "Special Meeting"), on Proposal 1 (Sale of the Company's European Subsidiaries) and on all other matters that may come before such Special Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

Please mark your vote as indicated in this example    [X]


         Proposal to approve the Agreement for the Sale and Purchase of Shares, between the Company and P.C. Ware Information Technologies AG, pursuant to which the Company's European subsidiaries would be sold (Proposal 1)

                                            FOR        AGAINST        ABSTAIN
                                            [  ]        [  ]            [  ]

         OTHER MATTERS

         In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" PROPOSAL 1 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

NOTE: PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

The undersigned hereby revokes all previous Proxies and acknowledges receipt of the Notice of Special Meeting dated December 1, 2000, and the Proxy Statement attached thereto.


                                        Dated:                            , 2000
                                               ---------------------------


                                               ---------------------------
                                                        Signature


                                               ---------------------------
                                                        Signature


Please mark, sign and return this Proxy promptly using the enclosed envelope. If stock is held in the names of joint owners, each should sign. Persons signing as an attorney, executor, administrator, guardian, trustee, corporate officer or in any other fiduciary or representative capacity should give full title.